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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-32548) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 55
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 56

                         VANGUARD INTERNATIONAL EQUITY
                                  INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

   IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON FEBRUARY 19, 2008,
                     PURSUANT TO PARAGRAPH (B) OF RULE 485.


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


--------------------------------------------------------------------------------

Vanguard/(R)/ International Stock Index Funds


>  Prospectus



Investor Shares & Admiral(TM) Shares

February 19, 2008

--------------------------------------------------------------------------------



                                                         [VANGUARD SHIP LOGO/R/]

--------------------------------------------------------------------------------

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund










[INDEXED TO MSCI/R/]


This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


---------------------------------------------------------------------------------------
Vanguard Fund Profiles                    1     Investing With Vanguard              37
---------------------------------------------------------------------------------------
  European Stock Index Fund               1       Purchasing Shares                  37
---------------------------------------------------------------------------------------
  Pacific Stock Index Fund                5       Converting Shares                  40
---------------------------------------------------------------------------------------
  Emerging Markets Stock Index Fund       9       Redeeming Shares                   42
---------------------------------------------------------------------------------------
Investing in Index Funds                 14       Exchanging Shares                  46
---------------------------------------------------------------------------------------
More on the Funds                        15       Frequent-Trading Limits            47
---------------------------------------------------------------------------------------
  The Funds and Vanguard                 24       Other Rules You Should Know        48
---------------------------------------------------------------------------------------
  Investment Advisor                     24       Fund and Account Updates           53
---------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes    26       Contacting Vanguard                55
---------------------------------------------------------------------------------------
  Share Price                            28     ETF Shares                           57
---------------------------------------------------------------------------------------
Financial Highlights                     29     Glossary of Investment Terms         62
---------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers the Funds' Investor Shares and Admiral Shares. Please note that the Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers the Funds' Signal(TM) Shares, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements. Another prospectus offers the Funds' Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. In addition, each Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 57 to 61 of this prospectus.


The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE--VANGUARD EUROPEAN STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
1998        28.86
1999        16.62
2000        -8.18
2001       -20.30
2002       -17.95
2003        38.70
2004        20.86
2005         9.26
2006        33.42
2007        13.82
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 22.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.84% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2007
                                                             1 Year   5 Years 10 Years
---------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Investor Shares
---------------------------------------------------------------------------------------
Return Before Taxes                                           13.82%    22.70%    9.64%
---------------------------------------------------------------------------------------
Return After Taxes on Distributions                           13.31     22.22     9.02
---------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares   9.65      20.10     8.24
---------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Admiral Shares(1)
---------------------------------------------------------------------------------------
Return Before Taxes                                           13.93%    22.82%      --
---------------------------------------------------------------------------------------
MSCI Europe Index(2)
(reflects no deduction for fees or expenses)                  13.86%    22.78%    9.55%
---------------------------------------------------------------------------------------
1  From the inception date of the Admiral Shares on August 13, 2001, through
   December 31, 2007, the average annual returns were 13.39% for the Fund's
   Admiral Shares and 13.35% for the MSCI Europe Index.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
                                                       Investor Shares       Admiral Shares
-------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases               None                  None
-------------------------------------------------------------------------------------------
Purchase Fee                                           None                  None
-------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends    None                  None
-------------------------------------------------------------------------------------------
Redemption Fee                                         2%/1/                 2%/1/
-------------------------------------------------------------------------------------------
Account Service Fee (for accounts under $10,000)       $20/year/2/           --
-------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                       Investor              Admiral
                                                       Shares                Shares
-------------------------------------------------------------------------------------------
Management Expenses                                    0.17%                 0.08%
-------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                 None                  None
-------------------------------------------------------------------------------------------
Other Expenses                                         0.05%                 0.04%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   0.22%                 0.12%
-------------------------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2  If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $23       $71      $124        $280
----------------------------------------------------------
Admiral Shares          12        39        68         154
----------------------------------------------------------




These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
as of October 31, 2007
Net Assets (all share classes)  $38.1 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  June 18, 1990                    August 13, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          Europe                           EuropeAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            79                               579
------------------------------------------------------------------------------------------------
CUSIP Number                    922042205                        922042809
------------------------------------------------------------------------------------------------
Ticker Symbol                   VEURX                            VESUX
------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD PACIFIC STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
1998            2.41
1999           57.05
2000          -25.74
2001          -26.34
2002           -9.32
2003           38.42
2004           18.83
2005           22.59
2006           11.99
2007            4.78
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -18.25% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                       1 Year    5 Years  10 Years
--------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Investor Shares
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                      4.78%     18.80%    6.56%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      4.27      18.37     6.21
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              3.45      16.50     5.60
--------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Admiral Shares(1)
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                      4.85%     18.92%      --
--------------------------------------------------------------------------------------------------
MSCI Pacific Index(2)
(reflects no deduction for fees, expenses, or taxes)                     5.30%     19.01%    6.79%
--------------------------------------------------------------------------------------------------
1  From the inception date of the Admiral Shares on August 13, 2001, through
   December 31, 2007, the average annual returns were 10.22% for the Fund's
   Admiral Shares and 10.48% for the MSCI Pacific Index.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
                                                            Investor Shares         Admiral Shares
--------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None                    None
--------------------------------------------------------------------------------------------------
Purchase Fee                                                None                    None
--------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None                    None
--------------------------------------------------------------------------------------------------
Redemption Fee                                              2%/1/                   2%/1/
--------------------------------------------------------------------------------------------------
Account Service Fee (for accounts under $10,000)            $20/year/2/             --
--------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                            Investor                Admiral
                                                            Shares                  Shares
--------------------------------------------------------------------------------------------------
Management Expenses                                         0.18%                   0.09%
--------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None                    None
--------------------------------------------------------------------------------------------------
Other Expenses                                              0.04%                   0.03%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.22%                   0.12%
--------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $23       $71      $124        $280
----------------------------------------------------------
Admiral Shares          12        39        68         154
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $17 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc. Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  June 18, 1990                    August 13, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          Pacific                          PacifAdm
------------------------------------------------------------------------------------------------
Vanguard Fund Number            72                               572
------------------------------------------------------------------------------------------------
CUSIP Number                    922042106                        922042700
------------------------------------------------------------------------------------------------
Ticker Symbol                   VPACX                            VPADX
------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD EMERGING MARKETS STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Return--Investor Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
1998            -18.12
1999             61.57
2000            -27.56
2001             -2.88
2002              7.43
2003             57.65
2004             26.12
2005             32.05
2006             29.39
2007             38.90
-------------------------------------------------------------------------------
1  If applicable shareholder fees were reflected, returns would be less than those shown


During the periods shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).

Average Annual Total Returns for Periods Ended December 31, 2007
                                                                        1 Year   5 Years  10 Years
---------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Investor Shares
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                      37.53%    36.12%    14.95%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      37.13     35.81     14.34
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares 24.83        32.65     13.13
---------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Admiral Shares(1)
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                      37.72%      --        --
---------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(2)                                           39.39%    37.02%      --
---------------------------------------------------------------------------------------------------
Spliced Emerging Markets Index(3)                                        39.39     37.04     15.24%
---------------------------------------------------------------------------------------------------
1  From the inception date of the Admiral Shares on June 23, 2006, through
   December 31, 2007, the average annual returns were 46.54% for the Fund's
   Admiral Shares and 49.06% for the MSCI Emerging Markets Index.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
3  Select Emerging Markets Index through August 23, 2006, and the MSCI Emerging
   Markets Index thereafter. The Select Emerging Markets Index was discontinued
   on August 24, 2006.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
                                                       Investor Shares        Admiral Shares
---------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases               None                   None
---------------------------------------------------------------------------------------------
Purchase Fee                                           0.5%/1/                0.5%/1/
---------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends    None                   None
---------------------------------------------------------------------------------------------
Redemption Fee                                         0.5%/2/                0.5%/2/
---------------------------------------------------------------------------------------------
Account Service Fee (for accounts under $10,000):      $20/year/3/            --
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses Deducted Directly from the Fund's assets)
                                                       Investor               Admiral
                                                       Shares                 Shares
---------------------------------------------------------------------------------------------
Management Expenses                                    0.25%                  0.14%
---------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                 None                   None
---------------------------------------------------------------------------------------------
Other Expenses                                         0.12%                  0.14%
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   0.37%                  0.25%
---------------------------------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 0.5% fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund.
3  If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.




The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                   1 Year   3 Years   5 Years    10 Years
---------------------------------------------------------
Investor Shares      $140      $225      $225        $594
---------------------------------------------------------
Admiral Shares        128       187       187         446
---------------------------------------------------------

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):


                   1 Year   3 Years   5 Years    10 Years
---------------------------------------------------------
Investor Shares       $88      $168      $257        $516
---------------------------------------------------------
Admiral Shares         75       130       190         367
---------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $25.8 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  May 4, 1994                      June 23, 2006
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          EmerMkt                          EmMkAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            533                              5533
------------------------------------------------------------------------------------------------
CUSIP Number                    922042304                        922042841
------------------------------------------------------------------------------------------------
Ticker Symbol                   VEIEX                            VEMAX
------------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index Funds in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.


Fund                                              Seeks to Track
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                European stock markets
------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                 Australian and Far East stock markets
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund        25 emerging stock markets in Europe, Asia, Africa,
                                                  and Latin America
------------------------------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Advantages of Index Funds
Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Indexing Methods
In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.



Sampling method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included 4,870 separate stocks as of October 31, 2007), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling--determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.



Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



Security Selection
In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.


European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.



Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.



Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea,

Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.



Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


Purchase, Redemption, and Account Service Fees
Vanguard Emerging Markets Stock Index Fund charges a 0.5% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 0.5% fee on redemptions of its shares, including shares redeemed by selling or by exchanging to another

Vanguard fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation.

Vanguard European and Pacific Stock Index Funds charge a 2% redemption fee on shares that are redeemed before they have been held for two months. The 2% fee applies if your shares are redeemed by selling or by exchanging to another Vanguard fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.


Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.


See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately

$1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


.. Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 Plain Talk About 'Buying a Dividend'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The value of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $34.67 per share. During the year, each Investor Share earned $1.298 from investment income (interest and dividends) and $8.386 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.924 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $43.43, reflecting earnings of $9.684 per share and distributions of $0.924 per share. This was an increase of $8.76 per share (from $34.67 at the beginning of the year to $43.43 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.49% for the year.

 As of October 31, 2007, the Investor Shares had approximately $26.1 billion in net assets. For the year, the expense ratio was 0.22% ($2.20 per $1,000 of net assets), and the net investment income amounted to 3.35% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European Stock Index Fund Investor Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $34.67      $27.00      $23.77      $19.93         $16.44
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           1.298(1)      .92         .67         .54            .44
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  8.386        7.45        3.14        3.76           3.45
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                9.684        8.37        3.81        4.30           3.89
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.924)       (.70)       (.58)       (.46)          (.40)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.924)       (.70)       (.58)       (.46)          (.40)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $43.43      $34.67      $27.00      $23.77         $19.93
=========================================================================================================================
Total Return(2)                                                 28.49%      31.63%      16.21%      21.89%         24.27%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $26,188     $16,850     $10,759      $7,904         $5,339
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.22%       0.27%       0.27%       0.27%          0.32%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               3.35%       3.35%       2.84%       2.67%          2.76%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    9%          6%          5%          5%             6%
=========================================================================================================================
1  Calculated based on average shares outstanding.
2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the account service fee that may be applicable to certain accounts with balances below $10,000.
3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

European Stock Index Fund Admiral Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $81.50      $63.44      $55.84      $46.82         $38.61
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          3.1401        2.23       1.611       1.308          1.070
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 19.692       17.51       7.396       8.830          8.115
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               22.832       19.74       9.007      10.138          9.185
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (2.242)      (1.68)     (1.407)     (1.118)         (.975)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (2.242)      (1.68)     (1.407)     (1.118)         (.975)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $102.09      $81.50      $63.44      $55.84         $46.82
=========================================================================================================================
Total Return(2)                                                 28.59%      31.77%      16.32%      21.98%         24.42%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $2,955      $2,175      $1,360        $628           $447
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.12%       0.17%       0.18%       0.18%          0.23%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               3.45%       3.45%       2.93%       2.76%          2.84%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    9%          6%          5%          5%             6%
=========================================================================================================================
1  Calculated based on average shares outstanding.
2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Pacific Stock Index Fund Investor Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $12.13      $10.39       $8.63       $7.80          $5.90
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            .236         .19        .156        .121           .082
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  2.091        1.71       1.761        .814          1.885
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                2.327        1.90       1.917        .935          1.967
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.267)       (.16)      (.157)      (.105)         (.067)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.267)       (.16)      (.157)      (.105)         (.067)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $14.19      $12.13      $10.39       $8.63          $7.80
=========================================================================================================================
Total Return(1)                                                 19.52%      18.39%      22.48%      12.15%         33.75%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $11,281      $7,814      $5,202      $3,471         $2,265
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.22%       0.27%       0.32%       0.34%          0.39%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               1.80%       1.73%       1.76%       1.57%          1.49%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    3%          2%          7%          3%             3%
=========================================================================================================================
1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the account service fee that may be applicable to certain account balances below
   $10,000.
2  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Pacific Stock Index Fund Admiral Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $79.43      $68.05      $56.47      $51.05         $38.63
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           1.613       1.302       1.069        .835           .575
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 13.714      11.185      11.583       5.318         12.318
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               15.327      12.487      12.652       6.153         12.893
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.817)     (1.107)     (1.072)      (.733)         (.473)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (1.817)     (1.107)     (1.072)      (.733)         (.473)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $92.94      $79.43      $68.05      $56.47         $51.05
=========================================================================================================================
Total Return(1)                                                 19.64%      18.46%      22.68%      12.23%         33.82%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,292      $1,128        $720        $314           $198
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.12%       0.17%       0.20%       0.25%          0.30%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               1.90%       1.83%       1.90%       1.69%          1.59%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    3%          2%          7%          3%             3%
=========================================================================================================================
1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Emerging Markets Stock Index Fund Investor Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $22.05      $16.91      $12.88      $11.04          $7.48
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .6041        .396        .307        .263           .170
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments(2)                                              14.522       5.059       3.982       1.749          3.512
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               15.126       5.455       4.289       2.012          3.682
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.396)      (.315)      (.259)      (.172)         (.122)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.396)      (.315)      (.259)      (.172)         (.122)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $36.78      $22.05      $16.91      $12.88         $11.04
=========================================================================================================================
Total Return(3)                                                 69.59%      32.55%      33.66%      18.43%         49.88%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $14,150      $7,202      $4,937      $2,556         $1,589
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.37%       0.42%       0.45%       0.48%          0.53%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               2.24%       2.20%       2.48%       2.44%          2.26%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(4)                                                    9%         26%         15%         11%            16%
=========================================================================================================================
1  Calculated based on average shares outstanding.
2  Includes increases from redemption fees of $0.01, $0.01, $0.00, $0.00, and
   $0.00.
3  Total returns do not reflect the 0.5% transaction fee on purchases; the 2%
   fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions; or the account service fee that may be applicable to certain accounts with balances below $10,000.
4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Emerging Markets Stock Index Fund Admiral Shares
                                                                              June 23,
                                                          Year Ended        2006/1/ to
                                                            Oct. 31,          Oct. 31,
                                                                2007              2006
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $29.03            $25.00
-----------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------
Net Investment Income                                          .853(2)           .222
-----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments(3)    19.121             3.808
-----------------------------------------------------------------------------------------
Total from Investment Operations                             19.974             4.030
-----------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.534)               --
-----------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --                --
-----------------------------------------------------------------------------------------
Total Distributions                                           (.534)               --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $48.47            $29.03
=========================================================================================
Total Return(4)                                               69.82%            16.12%
=========================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $3,514            $1,491
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                  0.25%             0.30%(5)
-----------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets           2.36%             2.32%(5)
-----------------------------------------------------------------------------------------
Turnover Rate(6)                                                  9%               26%
=========================================================================================
1  Inception.
2  Calculated based on average shares outstanding.
3  Includes increases from redemption fees of $0.01 and $0.01, respectively.
4  Total returns do not reflect the 0.5% transaction fee on purchases and redemptions.
5  Annualized.
6  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES


Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.



Account Minimums for Investor Shares

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


Account Minimums for Admiral Shares


To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.



To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.




By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase


By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.



By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.




By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.



Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchanges or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Purchase Fees
The Emerging Markets Stock Index Fund charges a purchase fee of 0.5% on all share purchases, including shares purchased by exchange from other Vanguard funds. In addition, each Fund reserves the right to impose purchase fees on all share purchases. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.

Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.



Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.



Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



Converting Shares


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.

Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know. (Please contact Vanguard for information on conversion to ETF Shares.)


Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can make conversion requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.




Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.




Tenure conversions. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. You may request a tenure conversion online, by telephone, or by mail.


Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.


Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the same Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.



REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.



By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.



By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


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



By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be on the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the trade date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Redemption Fees

Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund each charge a 2% redemption fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee. Vanguard Emerging Markets Stock Index Fund charges a 0.5% redemption fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions (not applicable to Vanguard Emerging Markets Fund).

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Redemptions of shares to remove excess shareholder contributions to an IRA.


.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following (not applicable to Vanguard Emerging Markets Fund):

 .  Traditional IRAs.

 .  Inherited IRAs (traditional and Roth).

 .  Rollover IRAs.

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

 . SEP-IRAs.

 .  SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 .Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.


If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.



Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.




Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.




Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.



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

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)


.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)



Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.



Subject to revision. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.



Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

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

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Account Service Fee
For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

.. Money market sweep accounts held through Vanguard Brokerage Services/(R)/.

.. Accounts held through intermediaries.

.. Accounts held by Voyager, Voyager Select, and Flagship clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and
$1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures). Please consult your enrollment materials for the rules that apply to your account.

.. Section 529 college savings plans.



Low-Balance Accounts

Each Fund reserves the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

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

Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.



Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Stock Index Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD



Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:

                                            Investor Shares    Admiral Shares
-----------------------------------------------------------------------------
Vanguard European Stock Index Fund                       79               579
-----------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                        72               572
-----------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund              533              5533
-----------------------------------------------------------------------------









Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Tele-Account, Vanguard Tele-Account, Admiral, Signal, Vanguard ETF, Vanguard ETFs, Vanguard Small Business Online, Vanguard Brokerage Services, Vanguard Voyager Services, Voyager, Vanguard Voyager Select Services, Voyager Select, Vanguard Flagship Services, Flagship, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

ETF SHARES


In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Investor Shares and Admiral Shares issued by one of these funds, you may convert those shares into ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund offers an ETF Share class:

Fund                                     ETF Shares             Ticker Symbol
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund       European ETF           VGK
-------------------------------------------------------------------------------
VanguardPacific Stock Index Fund         Pacific ETF            VPL
-------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index    Emerging Markets ETF   VWO
Fund
-------------------------------------------------------------------------------


Although ETF Shares represent an investment in the same portfolio of securities as Investor Shares and Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares
Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.


An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.

The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.


.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if the exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of October 31, 2007, were:


ETF Shares                Expense Ratio
---------------------------------------
European ETF                      0.12%
---------------------------------------
Pacific ETF                       0.12
---------------------------------------
Emerging Markets ETF              0.25
---------------------------------------

Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


ETF Shares. A class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                     [VANGUARD SHIP LOGO/R/]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P072 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ International Stock Index Funds


>  Prospectus



Investor Shares for Participants

February 19, 2008


--------------------------------------------------------------------------------



                                                          [VANGUARD SHIP LOGO/R/

--------------------------------------------------------------------------------


Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund







[INDEXED TO MSCI/R/]

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


-----------------------------------------------------------------------------------------
Vanguard Fund Profiles                  1      Financial Highlights                    27
-----------------------------------------------------------------------------------------
  European Stock Index Fund             1      Investing With Vanguard                 31
-----------------------------------------------------------------------------------------
  Pacific Stock Index Fund              5      Accessing Fund Information by Computer  34
-----------------------------------------------------------------------------------------
  Emerging Markets Stock Index Fund     9      Glossary of Investment Terms            35
-----------------------------------------------------------------------------------------
Investing in Index Funds               13
-----------------------------------------------------------------------------------------
More on the Funds                      14
-----------------------------------------------------------------------------------------
  The Funds and Vanguard               23
-----------------------------------------------------------------------------------------
  Investment Advisor                   24
-----------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes  25
-----------------------------------------------------------------------------------------
  Share Price                          25
-----------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE--VANGUARD EUROPEAN STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
1998        28.86
1999        16.62
2000        -8.18
2001       -20.30
2002       -17.95
2003        38.70
2004        20.86
2005         9.26
2006        33.42
2007        13.82
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.84% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2007

                                                                 1 Year   5 Years 10 Years
-------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Investor Shares                13.82%    22.70%    9.64%
-------------------------------------------------------------------------------------------
MSCI Europe Index (1)
(reflects no deduction for fees or expenses)                      13.86%    22.78%    9.55%
-------------------------------------------------------------------------------------------
1 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                         None
-------------------------------------------------------------------------
Purchase Fee                                                     None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends              None
-------------------------------------------------------------------------
Redemption Fee                                                   2%/1/
-------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                              0.17%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                           None
-------------------------------------------------------------------------
Other Expenses                                                   0.05%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             0.22%
-------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$23           $71           $124          $280
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $38.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  June 18, 1990
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          Europe
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            79
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042205
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEURX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD PACIFIC STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
1998            2.41
1999           57.05
2000          -25.74
2001          -26.34
2002           -9.32
2003           38.42
2004           18.83
2005           22.59
2006           11.99
2007            4.78
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -18.25% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                       1 Year    5 Years 10 Years
----------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Investor Shares        4.78%     18.80%    6.56%
----------------------------------------------------------------------------------
MSCI Pacific Index (1)
(reflects no deduction for fees or expenses)             5.30%     19.01%    6.79%
----------------------------------------------------------------------------------
1  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
--------------------------------------------------------------------------------
Purchase Fee                                                          None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
--------------------------------------------------------------------------------
Redemption Fee                                                        2%/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                   0.18%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.22%
--------------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.




The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$23           $71           $124          $280
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $17 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  June 18, 1990
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          Pacific
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            72
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042106
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VPACX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD EMERGING MARKETS STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past returns do not indicate how the Fund will perform in the future.


Annual Total Return--Investor Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
1998            -18.12
1999             61.57
2000            -27.56
2001             -2.88
2002              7.43
2003             57.65
2004             26.12
2005             32.05
2006             29.39
2007             38.90
-------------------------------------------------------------------------------
1  If applicable shareholder fees were reflected, returns would be less than those shown



During the periods shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).


Average Annual Total Returns for Periods Ended December 31, 2007
                                                             1 Year    5 Years     10 Years
--------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Investor Shares    37.53%     36.12%       14.95%
--------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(1)                                39.39%     37.02%         --
--------------------------------------------------------------------------------------------
Spliced Emerging Markets Index(2)                             39.39      37.04        15.24%
--------------------------------------------------------------------------------------------
1  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
2  Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets
   Index thereafter. The Select Emerging Markets Index was discontinued on
   August 24, 2006.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
--------------------------------------------------------------------------
Purchase Fee                                                  0.5%/1/
--------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
--------------------------------------------------------------------------
Redemption Fee                                                0.5%/2/
--------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted directly from the Fund's assets)
--------------------------------------------------------------------------
Management Expenses                                           0.25%
--------------------------------------------------------------------------
12b-1 Distribution Fee                                        None
--------------------------------------------------------------------------
Other Expenses                                                0.12%
--------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          0.37%
--------------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 0.5% fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Shares provide a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$140            $225          $319          $594
----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):


1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$88             $168          $257          $516
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $25.8 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  May 4, 1994
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EmerMkt
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            533
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042304
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEIEX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index Funds in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.


Fund                                              Seeks to Track
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                European stock markets
------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                 Australian and Far East stock markets
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund        25 emerging stock markets in Europe, Asia, Africa,
                                                  and Latin America
------------------------------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Advantages of Index Funds
Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Indexing Methods
In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.

Sampling method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included 4,870 separate stocks as of October 31, 2007), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling--determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.



Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------



[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


Security Selection
In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.



European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.



Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.



Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea,

Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.



Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Purchase and Redemption Fees
Vanguard Emerging Markets Stock Index Fund charges a 0.5% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 0.5% fee on redemptions of its shares, including shares redeemed by exchanging to another Vanguard fund.

Participants who exchange into Vanguard European and Pacific Stock Index Funds will be subject to a 2% redemption fee if they subsequently exchange those shares out of the Fund within two months. When shares are exchanged out of the European and Pacific Stock Index Funds, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $34.67 per share. During the year, each Investor Share earned $1.298 from investment income (interest and dividends) and $8.386 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.924 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $43.43, reflecting earnings of $9.684 per share and distributions of $0.924 per share. This was an increase of $8.76 per share (from $34.67 at the beginning of the year to $43.43 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.49% for the year.

 As of October 31, 2007, the Investor Shares had approximately $26.1 billion in net assets. For the year, the expense ratio was 0.22% ($2.20 per $1,000 of net assets), and the net investment income amounted to 3.35% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European Stock Index Fund Investor Shares
                                                                                                  Year Ended October 31,
                                                              -----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $34.67      $27.00      $23.77      $19.93         $16.44
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           1.298(1)      .92         .67         .54            .44
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  8.386        7.45        3.14        3.76           3.45
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                9.684        8.37        3.81        4.30           3.89
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.924)       (.70)       (.58)       (.46)          (.40)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.924)       (.70)       (.58)       (.46)          (.40)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $43.43      $34.67      $27.00      $23.77         $19.93
=========================================================================================================================
Total Return(2)                                                 28.49%      31.63%      16.21%      21.89%         24.27%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $26,188     $16,850     $10,759      $7,904         $5,339
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.22%       0.27%       0.27%       0.27%          0.32%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               3.35%       3.35%       2.84%       2.67%          2.76%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    9%          6%          5%          5%             6%
=========================================================================================================================
1  Calculated based on average shares outstanding.
2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Pacific Stock Index Fund Investor Shares
                                                                                                  Year Ended October 31,
                                                              -----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $12.13      $10.39       $8.63       $7.80          $5.90
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            .236         .19        .156        .121           .082
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  2.091        1.71       1.761        .814          1.885
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                2.327        1.90       1.917        .935          1.967
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.267)       (.16)      (.157)      (.105)         (.067)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.267)       (.16)      (.157)      (.105)         (.067)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $14.19      $12.13      $10.39       $8.63          $7.80
=========================================================================================================================
Total Return(1)                                                 19.52%      18.39%      22.48%      12.15%         33.75%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $11,281      $7,814      $5,202      $3,471         $2,265
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.22%       0.27%       0.32%       0.34%          0.39%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               1.80%       1.73%       1.76%       1.57%          1.49%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    3%          2%          7%          3%             3%
=========================================================================================================================
1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Emerging Markets Stock Index Fund Investor Shares
                                                                                                  Year Ended October 31,
                                                              -----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $22.05      $16.91      $12.88      $11.04          $7.48
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .6041                .396.307        .263           .170
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments(2)                                              14.522       5.059       3.982       1.749          3.512
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               15.126       5.455       4.289       2.012          3.682
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.396)      (.315)      (.259)      (.172)         (.122)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.396)      (.315)      (.259)      (.172)         (.122)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $36.78      $22.05      $16.91      $12.88         $11.04
=========================================================================================================================
Total Return(3)                                                 69.59%      32.55%      33.66%      18.43%         49.88%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $14,150      $7,202      $4,937      $2,556         $1,589
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
-------------------------------------------------------------------------------------------------------------------------
Average Net Assets                                               0.37%       0.42%       0.45%       0.48%          0.53%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               2.24%       2.20%       2.48%       2.44%          2.26%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(4)                                                    9%         26%         15%         11%            16%
=========================================================================================================================
1  Calculated based on average shares outstanding.
2  Includes increases from redemption fees of $0.01, $0.01, $0.00, $0.00, and
   $0.00.
3  Total returns do not reflect the 0.5% transaction fee on purchases; the 2%
   fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions.
4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

INVESTING WITH VANGUARD


One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.


.. If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date.


Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Exchanges of shares purchased with reinvested dividend and capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Re-registrations of shares in the same fund.



Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:

.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.


The policy does not apply to the following:


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [VANGUARD SHIP LOGO/R/]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds
(including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I072 022008

--------------------------------------------------------------------------------
Vanguard/(R)/ International Stock Index Funds


>  Prospectus



Admiral(TM) Shares for Participants

February 19, 2008

--------------------------------------------------------------------------------



                                                         [VANGUARD SHIP LOGO/R/]

--------------------------------------------------------------------------------

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund













[INDEX TO MSCI/R/]

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Contents


--------------------------------------------------------------------------------------------
Vanguard Fund Profiles                    1      Financial Highlights                     27
--------------------------------------------------------------------------------------------
  European Stock Index Fund               1      Investing With Vanguard                  31
--------------------------------------------------------------------------------------------
  Pacific Stock Index Fund                5      Accessing Fund Information by Computer   34
--------------------------------------------------------------------------------------------
  Emerging Markets Stock Index Fund       9      Glossary of Investment Terms             35
--------------------------------------------------------------------------------------------
Investing in Index Funds                 13
--------------------------------------------------------------------------------------------
More on the Funds                        14
--------------------------------------------------------------------------------------------
  The Funds and Vanguard                 23
--------------------------------------------------------------------------------------------
  Investment Advisor                     24
--------------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes    25
--------------------------------------------------------------------------------------------
  Share Price                            25
--------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE--VANGUARD EUROPEAN STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2002            -17.85
2003             38.84
2004             20.96
2005              9.36
2006             33.57
2007             13.93
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.29% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.85% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                     Since
                                                         1 Year       5 Years    Inception/1/
-------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Admiral Shares         13.93%        22.82%     13.39%
-------------------------------------------------------------------------------------------
MSCI Europe Index(2)
(reflects no deduction for fees or expenses)              13.86%        22.78%     13.35%
-------------------------------------------------------------------------------------------
1  Since-inception returns are from August 13, 2001--the inception of the
   Admiral Shares--through DecembeAr 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None

------------------------------------------------------------------------
Purchase Fee                                                None

------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None

------------------------------------------------------------------------
Redemption Fee                                              2%/1/
------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------
Management Expenses                                         0.08%
------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
------------------------------------------------------------------------
Other Expenses                                              0.04%
------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.12%
------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
---------------------------------------------------------------------------------------
Net Assets (all share   $38.1 billion
classes)
---------------------------------------------------------------------------------------
Investment Advisor      The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Capital   Distributed annually in December
Gains
---------------------------------------------------------------------------------------
Inception Date          Investor Shares--June 18, 1990
                        Admiral Shares--August 13, 2001
---------------------------------------------------------------------------------------
Newspaper Abbreviation  EuropeAdml
---------------------------------------------------------------------------------------
Vanguard Fund Number    579
---------------------------------------------------------------------------------------
CUSIP Number            922042809
---------------------------------------------------------------------------------------
Ticker Symbol           VEUSX
---------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD PACIFIC STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2002            -9.22
2003            38.58
2004            18.96
2005            22.73
2006            12.10
2007             4.85
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.83% (quarter ended September 30, 2003), and the lowest return for a quarter was -12.73% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                   Since
                                                       1 Year         5 Years  Inception/1/
-------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Admiral Shares         4.85%          18.92%     10.22%
-------------------------------------------------------------------------------------------
MSCI Pacific Index (2)
(reflects no deduction for fees or expenses)             5.30%          19.01%     10.48%
-------------------------------------------------------------------------------------------
1 Since-inception returns are from August 13, 2001--the inception date of the Admiral
 Shares--through December 31, 2007.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
--------------------------------------------------------------------------------
Purchase Fee                                                          None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
--------------------------------------------------------------------------------
Redemption Fee                                                        2%/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                   0.09%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
--------------------------------------------------------------------------------
Other Expenses                                                        0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.12%
--------------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
---------------------------------------------------------------------------------------
Net Assets (all share   $17 billion
classes)
---------------------------------------------------------------------------------------
Investment Advisor      The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Capital   Distributed annually in December
Gains
---------------------------------------------------------------------------------------
Inception Date          Investor Shares--June 18, 1990
                        Admiral Shares--August 13, 2001
---------------------------------------------------------------------------------------
Newspaper Abbreviation  PacifAdml
---------------------------------------------------------------------------------------
Vanguard Fund Number    572
---------------------------------------------------------------------------------------
CUSIP Number            922042700
---------------------------------------------------------------------------------------
Ticker Symbol           VPADX
---------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD EMERGING MARKETS STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in its first full calendar year (including operating expenses but excluding shareholder fees).The table shows how the average annual total returns (including operating expenses and any applicable fees) of the Fund's Admiral Shares compare with those of the the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Admiral Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2007            39.09
-------------------------------------------------------------------------------
1 If applicable shareholder fees were reflected, returns would be less than those shown



During the periods shown in the bar chart, the highest return for a calendar quarter was 15.41% (quarter ended June 30, 2007), and the lowest return for a quarter was 2.22% (quarter ended March 31, 2007).




Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                   Since
                                                                   1 Year      Inception/1/
-------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Admiral Shares           37.72%         46.54%
-------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(2)                                      39.39%         49.06%
-------------------------------------------------------------------------------------------
Spliced Emerging Markets Index(3)                                   39.39          48.06
-------------------------------------------------------------------------------------------
1 Since-inception returns are from June 23, 2006--the inception date of the
  Admiral Shares--through December 31, 2007.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
3 Select Emerging Markets Index through August 23, 2006; MSCI Emerging
  Markets Index thereafter. The Select Emerging Markets Index was discontinued
  on August 24, 2006.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      0.5%/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    0.5%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted directly from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               0.14%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    0.14%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.25%
--------------------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 0.5% fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund.



The following examples are intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Shares provide a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$128            $187          $253          $446
----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):


1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$75             $130          $190          $367
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $25.8 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 4, 1994
                                Admiral Shares--June 23, 2006
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EmMkAdml
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5533
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042841
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEMAX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index Funds in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.


Fund                                              Seeks to Track
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                European stock markets
------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                 Australian and Far East stock markets
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund        25 emerging stock markets in Europe, Asia, Africa,
                                                  and Latin America
------------------------------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Advantages of Index Funds
Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Indexing Methods
In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.

Sampling method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included 4,870 separate stocks as of October 31, 2007), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling--determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.



Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


Security Selection
In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.



European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.



Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.



Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea,

Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.




Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Purchase and Redemption Fees
Vanguard Emerging Markets Stock Index Fund charges a 0.5% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 0.5% fee on redemptions of its shares, including shares redeemed by exchanging to another Vanguard fund.

Participants who exchange into Vanguard European and Pacific Stock Index Funds will be subject to a 2% redemption fee if they subsequently exchange those shares out of the Fund within two months. When shares are exchanged out of the European and Pacific Stock Index Funds, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profiles and Investing With Vanguard for more information about fees.


FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the European Stock Index Fund Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2007 with a net asset value (price) of $81.50 per share. During the year, each Admiral Share earned $3.140 from investment income (interest and dividends) and $19.692 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.242 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $102.09, reflecting earnings of $22.832 per share and distributions of $2.242 per share. This was an increase of $20.59 per share (from $81.50 at the beginning of the year to $102.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.59% for the year.

 As of October 31, 2007, the Admiral Shares had approximately $2.9 billion in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 3.45% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European Stock Index Fund Admiral Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $81.50      $63.44      $55.84      $46.82         $38.61
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          3.1401        2.23       1.611       1.308          1.070
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 19.692       17.51       7.396       8.830          8.115
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               22.832       19.74       9.007      10.138          9.185
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (2.242)      (1.68)     (1.407)     (1.118)         (.975)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (2.242)      (1.68)     (1.407)     (1.118)         (.975)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $102.09      $81.50      $63.44      $55.84         $46.82
=========================================================================================================================
Total Return(2)                                                 28.59%      31.77%      16.32%      21.98%         24.42%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $2,955      $2,175      $1,360        $628           $447
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.12%       0.17%       0.18%       0.18%          0.23%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               3.45%       3.45%       2.93%       2.76%          2.84%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    9%          6%          5%          5%             6%
=========================================================================================================================
1  Calculated based on average shares outstanding.
2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Pacific Stock Index Fund Admiral Shares
                                                                                                  Year Ended October 31,
                                                               ----------------------------------------------------------
                                                                 2007        2006        2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $79.43      $68.05      $56.47      $51.05         $38.63
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           1.613       1.302       1.069        .835           .575
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 13.714      11.185      11.583       5.318         12.318
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               15.327      12.487      12.652       6.153         12.893
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.817)     (1.107)     (1.072)      (.733)         (.473)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (1.817)     (1.107)     (1.072)      (.733)         (.473)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $92.94      $79.43      $68.05      $56.47         $51.05
=========================================================================================================================
Total Return(1)                                                 19.64%      18.46%      22.68%      12.23%         33.82%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,292      $1,128        $720        $314           $198
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.12%       0.17%       0.20%       0.25%          0.30%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               1.90%       1.83%       1.90%       1.69%          1.59%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    3%          2%          7%          3%             3%
=========================================================================================================================
1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Emerging Markets Stock Index Fund Admiral Shares
                                                                              June 23,
                                                          Year Ended        2006/1/ to
                                                            Oct. 31,          Oct. 31,
                                                                2007              2006
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $29.03            $25.00
-----------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------
Net Investment Income                                          .853(2)           .222
-----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments(3)    19.121             3.808
-----------------------------------------------------------------------------------------
Total from Investment Operations                             19.974             4.030
-----------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.534)               --
-----------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --                --
-----------------------------------------------------------------------------------------
Total Distributions                                           (.534)               --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $48.47            $29.03
=========================================================================================
Total Return(4)                                               69.82%            16.12%
=========================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $3,514            $1,491
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                  0.25%             0.30%(5)
-----------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets           2.36%             2.32%(5)
-----------------------------------------------------------------------------------------
Turnover Rate(6)                                                  9%               26%
=========================================================================================
1  Inception.
2  Calculated based on average shares outstanding.
3  Includes increases from redemption fees of $0.01 and $0.01, respectively.
4  Total returns do not reflect the 0.5% transaction fee on purchases and redemptions.
5  Annualized.
6  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

INVESTING WITH VANGUARD


One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.


.. If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date.


Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Exchanges of shares purchased with reinvested dividend and capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Re-registrations of shares in the same fund.



Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:

.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.


The policy does not apply to the following:


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, PlainTalk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [VANGUARD SHIP LOGO/R/]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds
(including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I572 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ International Stock Index Funds


>  Prospectus



Signal(TM) Shares

February 19, 2008


--------------------------------------------------------------------------------



                                                         [VANGUARD SHIP LOGO/R/]
--------------------------------------------------------------------------------

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund









[INDEXED TO MSCI/R/]


This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Contents


---------------------------------------------------------------------------------------
Vanguard Fund Profiles                    1      Investing With Vanguard            34
---------------------------------------------------------------------------------------
  European Stock Index Fund               1        Purchasing Shares                34
---------------------------------------------------------------------------------------
  Pacific Stock Index Fund                5        Converting Shares                37
---------------------------------------------------------------------------------------
  Emerging Markets Stock Index Fund       9        Redeeming Shares                 39
---------------------------------------------------------------------------------------
Investing in Index Funds                 14        Exchanging Shares                43
---------------------------------------------------------------------------------------
More on the Funds                        15        Frequent-Trading Limits          44
---------------------------------------------------------------------------------------
  The Funds and Vanguard                 24        Other Rules You Should Know      45
---------------------------------------------------------------------------------------
  Investment Advisor                     24        Fund and Account Updates         49
---------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes    26        Contacting Vanguard              51
---------------------------------------------------------------------------------------
  Share Price                            28      ETF Shares                         53
---------------------------------------------------------------------------------------
Financial Highlights                     29      Glossary of Investment Terms       58
---------------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

This prospectus offers the Funds' Signal Shares, which are generally for investors who invest a minimum of $1 million. A separate prospectus offers the Funds' Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. Another prospectus offers Investor Shares as well as Admiral(TM) Shares. In addition, the Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 53 to 57 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE--VANGUARD EUROPEAN STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Signal Shares in their first full calendar year. The table shows how the average annual total returns of the Fund compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Signal Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2007            13.93
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 8.09% (quarter ended June 30, 2007), and the lowest return for a quarter was -0.95% (quarter ended December 31, 2007).




Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                   Since
                                                                1 Year         Inception/1/
-------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Signal Shares
-------------------------------------------------------------------------------------------
Return Before Taxes                                              13.93%            20.46%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              13.41             19.60
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      9.74              17.36
-------------------------------------------------------------------------------------------
MSCI Europe Index(2)
(reflects no deduction for fees, expenses, or taxes)             13.86%            20.80%
-------------------------------------------------------------------------------------------
1  Since-inception returns are from October 6, 2006--the inception date of the
   Signal Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on

Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                  None
--------------------------------------------------------------------------------
Purchase Fee                                                              None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                       None
--------------------------------------------------------------------------------
Redemption Fee                                                            2%/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                       0.11%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                    None
--------------------------------------------------------------------------------
Other Expenses                                                            0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      0.12%
--------------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.


The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $38.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 18, 1990
                                Signal Shares--October 6, 2006
-----------------------------------------------------------------------------------------------
Suitable for IRAs               No
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
-----------------------------------------------------------------------------------------------
Conversion Features             May be converted to Investor Shares if you are no longer
                                eligible for Signal Shares
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EuropeSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1352
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042833
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VESSX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD PACIFIC STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar-year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Pacific Stock Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar because the expense ratio of the Signal Shares is the same as that of the Admiral Shares and because both share classes constitute an investment in the same portfolio of securities. Therefore, the returns of the Signal Shares should closely match those of the Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Admiral Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2002            -9.22
2003            38.58
2004            18.96
2005            22.73
2006            12.10
2007             4.85
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.83% (quarter ended September 30, 2003), and the lowest return for a quarter was -12.73 (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                             Since
                                                                       1 Year    5 Years Inception/1/
---------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Admiral Shares
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                      4.85%     18.92%    10.22%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      4.32      18.47      9.80
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              3.51      16.60      8.79
---------------------------------------------------------------------------------------------------
MSCI Pacific Index(2)
(reflects no deduction for fees, expenses, or taxes)                     5.30%     19.01%    10.48%
---------------------------------------------------------------------------------------------------
1 Since- inception returns are from August 13, 2001--the inception date of the Admiral Shares--through December 31, 2007.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
--------------------------------------------------------------------------------
Purchase Fee                                                           None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
--------------------------------------------------------------------------------
Redemption Fee                                                         2%/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                    0.115%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
--------------------------------------------------------------------------------
Other Expenses                                                         0.005%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.12%
--------------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.

The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $17 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 18, 1990
                                Signal Shares--June 4, 2007
-----------------------------------------------------------------------------------------------
Suitable for IRAs               No
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
-----------------------------------------------------------------------------------------------
Conversion Features             May be converted to Investor Shares if you are no longer
                                eligible for Signal Shares
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          PacifSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1353
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042825
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VPASX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD EMERGING MARKETS STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar-year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Emerging Markets Stock Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar because the expense ratio of the Signal Shares is the same as that of the Admiral Shares and because both share classes constitute an investment in the same portfolio of securities. Therefore, the returns of the Signal Shares should closely match those of the Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Admiral Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2007            39.09
-------------------------------------------------------------------------------
1 If applicable shareholder fees were reflected, returns would be less than those shown



During the periods shown in the bar chart, the highest return for a calendar quarter was 15.41% (quarter ended June 30, 2007), and the lowest return for a quarter was 2.22% (quarter ended March 31, 2007).

Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                   Since
                                                                   1 Year      Inception/1/
-------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Admiral Shares
-------------------------------------------------------------------------------------------
Return Before Taxes                                                 37.72%         46.54%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 37.29          46.00
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares         24.98          40.00
-------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(2)                                      39.39%         49.06%
-------------------------------------------------------------------------------------------
Spliced Emerging Markets Index(3)                                   39.39          48.06
-------------------------------------------------------------------------------------------
1  Since-inception returns are from June 23, 2006--the inception date of the
   Admiral Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
3  Reflects performance of the Select Emerging Markets Index through August 23,
   2006, and performance of the MSCI Emerging Markets Index thereafter. The
   Select Emerging Markets Index was discontinued on August 24, 2006



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
-------------------------------------------------------------------------------
Purchase Fee                                                          0.5%/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
-------------------------------------------------------------------------------
Redemption Fee                                                        0.5%/2/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses Deducted Directly from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                   0.22%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
-------------------------------------------------------------------------------
Other Expenses                                                        0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.25%
-------------------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 0.5% fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund.






The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$128            $187          $253          $446
----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):


1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$75             $130          $190          $367
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $25.8 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 4, 1994
                                Signal Shares--January 19, 2007
-----------------------------------------------------------------------------------------------
Suitable for IRAs               No
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
-----------------------------------------------------------------------------------------------
Conversion Features             May be converted to Investor Shares if you are no longer
                                eligible for Signal Shares
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EmMkSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1354
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042817
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VERSX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index Funds in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.

Fund                                              Seeks to Track
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                European stock markets
------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                 Australian and Far East stock markets
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund        25 emerging stock markets in Europe, Asia, Africa,
                                                  and Latin America
------------------------------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.



Advantages of Index Funds
Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Indexing Methods
In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.



Sampling method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included 4,870 separate stocks as of October 31, 2007), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling--determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.



Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------

Security Selection
In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.


European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.



Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.



Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea,

Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.




Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


Purchase, Redemption, and Account Service Fees
Vanguard Emerging Markets Stock Index Fund charges a 0.5% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 0.5% fee on redemptions of its shares, including shares redeemed by selling or by exchanging to another

Vanguard fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation.

Vanguard European and Pacific Stock Index Funds charge a 2% redemption fee on shares that are redeemed before they have been held for two months. The 2% fee applies if your shares are redeemed by selling or by exchanging to another Vanguard fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.


Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.


See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately

$1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


.. Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 Plain Talk About 'Buying a Dividend'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the European Stock Index Fund's Signal Shares as an example. The Signal Shares began fiscal year 2007 with a net asset value (price) of $31.51 per share. During the year, each Signal Share earned $1.151 from investment income (interest and dividends) and $7.681 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.842 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $39.50, reflecting earnings of $8.832 per share and distributions of $0.842 per share. This was an increase of $7.99 per share (from $31.51 at the beginning of the year to $39.50 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.59% for the year.

 As of October 31, 2007, the Signal Shares had approximately $502 million in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 3.45% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European Stock Index Fund Signal Shares
                                                                                        Oct. 6,
                                                         Year Ended                  2006/1/ to
                                                        October 31,                    Oct. 31,
                                                               2007                        2006
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $31.51                      $30.41
--------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------
Net Investment Income                                         1.151(2)                      .01(2)
--------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments        7.681                        1.09
--------------------------------------------------------------------------------------------------
Total from Investment Operations                              8.832                        1.10
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.842)                         --
--------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --                          --
--------------------------------------------------------------------------------------------------
Total Distributions                                           (.842)                         --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $39.50                      $31.51
==================================================================================================
Total Return(3)                                               28.59%                       3.62%
==================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $502                         $12
--------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                  0.12%                       0.17%(4)
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets           3.45%                       3.45%(4)
--------------------------------------------------------------------------------------------------
Turnover Rate(5)                                                  9%                          6%
==================================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Pacific Stock Index Fund Signal Shares
                                                                         June 4,
                                                                      2007/1/ to
                                                                        Oct. 31,
                                                                            2007
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $30.53
-----------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------
Net Investment Income                                                       .25
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     1.50
-----------------------------------------------------------------------------------
Total from Investment Operations                                           1.75
-----------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------
Dividends from Net Investment Income                                         --
-----------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------
Total Distributions                                                          --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $32.28
===================================================================================
Total Return(2)                                                            5.73%
===================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $247
-----------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.12%(3)
-----------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       1.90%(3)
-----------------------------------------------------------------------------------
Turnover Rate(4)                                                              3%
===================================================================================
1 Inception.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
  Creation Units.

Emerging Markets Stock Index Fund Signal Shares
                                                                        Jan. 19,
                                                                      2007/1/ to
                                                                        Oct. 31,
                                                                            2007
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $30.38
-----------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------
Net Investment Income                                                       .58(2)
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    15.65
-----------------------------------------------------------------------------------
Total from Investment Operations                                          16.23
-----------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------
Dividends from Net Investment Income                                         --
-----------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------
Total Distributions                                                          --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $46.61
===================================================================================
Total Return(3)                                                           53.42%
===================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $385
-----------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.25%(4)
-----------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       2.36%(4)
-----------------------------------------------------------------------------------
Turnover Rate(5)                                                              9%
===================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 0.5% transaction fee on purchases and redemptions.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
  Creation Units.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES


Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.



Account Minimums for Signal Shares

To open and maintain an account. $1 million for new investors. Investment minimums may differ for certain categories of investors. Institutional clients should contact Vanguard for information on special rules that may apply to them.


.. Institutional clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least $1 million.


.. Institutional intermediary clients. Institutional clients that are financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.


.. Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Total assets held by the client at Vanguard and average participant account balances must also meet or exceed certain eligibility minimums for Signal Shares. Please contact your Vanguard representative to determine whether your accounts qualify.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.




By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.




By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase



By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.




By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.




By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for shareclasses in this prospectus), see Contacting Vanguard.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.



Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchanges or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Purchase Fees
The Emerging Markets Stock Index Fund charges a purchase fee of 0.5% on all share purchases, including shares purchased by exchange from other Vanguard funds. In addition, each Fund reserves the right to impose purchase fees on all share purchases. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.



Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.

Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know. (Please contact Vanguard for information on conversion to ETF Shares.)


Conversions From Investor Shares to Signal Shares
You may convert Investor Shares to Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion to Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction.


Conversions From Admiral Shares to Signal Shares
The Fund may convert an eligible investor's Admiral Shares to Signal Shares. The Fund will notify the investor in writing before any automatic conversion to Signal Shares. You may instruct the Fund if you do not wish to convert to Signal Shares. In such cases, your Admiral Shares will be converted to Investor Shares.


Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the same Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Signal Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.




Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.



By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.



By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.



By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.

Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be on the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the trade date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Redemption Fees

Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund each charge a 2% redemption fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee. Vanguard Emerging Markets Stock Index Fund charges a 0.5% redemption fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions (not applicable to Vanguard Emerging Markets Fund).

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Redemptions of shares to remove excess shareholder contributions to an IRA.


.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following (not applicable to Vanguard Emerging Markets Fund):

 .  Traditional IRAs.

 .  Inherited IRAs (traditional and Roth).

 .  Rollover IRAs.

 . SEP-IRAs.

 .  SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 .Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.


If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.



Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.




Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.




Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.



Exchanging Shares


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)


.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)



Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.



Subject to revision. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.



Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts

Each Fund reserves the right to convert an investor's Signal Shares to Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.



Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Stock Index Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)        For exchange transactions (subject to limitations)
 /800-662-6273          Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Signal Service Centers  For information regarding Signal Shares
                        For institutional intermediary clients: 800-997-2798
                        For institutional clients whose accounts
                        are not recordkept at Vanguard: 888-809-8102
                        For institutional clients whose accounts are recordkept at
                        Vanguard: 800-523-1188
                        For most Signal Share transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m., Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors Business hours only:
                        Monday-Friday, 8:30 a.m. to 7 p.m., Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:

----------------------------------------------------------------------
Vanguard European Stock Index Fund Signal Shares                  1352
----------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Signal Shares                   1353
----------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Signal Shares          1354
----------------------------------------------------------------------














Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Tele-Account, Vanguard Tele-Account, Admiral, Signal, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

ETF SHARES


In addition to Signal Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Signal Shares issued by one of these funds, you may convert those shares into ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund offers an ETF Share class:

Fund                                     ETF Shares             Ticker Symbol
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund       European ETF           VGK
-------------------------------------------------------------------------------
VanguardPacific Stock Index Fund         Pacific ETF            VPL
-------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index    Emerging Markets ETF   VWO
Fund
-------------------------------------------------------------------------------


Although ETF Shares represent an investment in the same portfolio of securities as Signal Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares
Signal Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.


An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.


.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if the exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of October 31, 2007, were:



ETF Shares                Expense Ratio
---------------------------------------
European ETF                      0.12%
---------------------------------------
Pacific ETF                       0.12
---------------------------------------
Emerging Markets ETF              0.25
---------------------------------------



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

ETF Shares. A class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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



                                                     [VANGUARD SHIP LOGO/R/]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-952-3335

If you are a client of Vanguard's Institutional Division:

The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P1353 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ International Stock Index Funds


>  Prospectus



Signal(TM) Shares for Participants

February 19, 2008


--------------------------------------------------------------------------------





                                                         [VANGUARD SHIP LOGO/R/]

--------------------------------------------------------------------------------


Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund













[INDEXED TO MSCI/R/]


This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Contents


--------------------------------------------------------------------------------------------
Vanguard Fund Profiles                    1      Financial Highlights                     27
--------------------------------------------------------------------------------------------
  European Stock Index Fund               1      Investing With Vanguard                  31
--------------------------------------------------------------------------------------------
  Pacific Stock Index Fund                5      Accessing Fund Information by Computer   34
--------------------------------------------------------------------------------------------
  Emerging Markets Stock Index Fund       9      Glossary of Investment Terms             35
--------------------------------------------------------------------------------------------
Investing in Index Funds                 13
--------------------------------------------------------------------------------------------
More on the Funds                        14
--------------------------------------------------------------------------------------------
  The Funds and Vanguard                 23
--------------------------------------------------------------------------------------------
  Investment Advisor                     24
--------------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes    25
--------------------------------------------------------------------------------------------
  Share Price                            25
--------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE--VANGUARD EUROPEAN STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Signal Shares in their first full calendar year.The table shows how the average annual total returns compare with those of the target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Return--Signal Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2007            13.93
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 8.09% (quarter ended June 30, 2007), and the lowest return for a quarter was -0.95% (quarter ended December 31, 2007).




Average Annual Total Returns for Periods Ended December 31, 2007
                                                                     Since
                                                    1 Year       Inception/1/
-----------------------------------------------------------------------------
Vanguard European Stock Index Fund Signal Shares     13.93%          20.46%
-----------------------------------------------------------------------------
MSCI Europe Index/2/
(reflects no deduction for fees or expenses)         13.86%          20.80%
-----------------------------------------------------------------------------
1 Since-inception returns are from October 6, 2006--the inception of the
  Signal Shares--through December 31, 2007.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
----------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                  None
----------------------------------------------------------------------
Purchase Fee                                              None
----------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends       None
----------------------------------------------------------------------
Redemption Fee                                            2%/1/
----------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
----------------------------------------------------------------------
Management Expenses                                       0.11%
----------------------------------------------------------------------
12b-1 Distribution Fee                                    None
----------------------------------------------------------------------
Other Expenses                                            0.01%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses                      0.12%
----------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the
 2% fee.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $38.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 18, 1990
                                Signal Shares--October 6, 2006
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EuropeSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1352
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042833
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VESSX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD PACIFIC STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar-year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Pacific Stock Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar because the expense ratio of the Signal Shares is the same as that of the Admiral Shares and because both share classes constitute an investment in the same portfolio of securities. Therefore, the returns of the Signal Shares should closely match those of the Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Admiral Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2002            -9.22
2003            38.58
2004            18.96
2005            22.73
2006            12.10
2007             4.85
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.83% (quarter ended September 30, 2003), and the lowest return for a quarter was -12.73% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                         Since
                                                       1 Year         5 Years        Inception/1/
-------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Admiral Shares        4.85%           18.92%          10.22%
-------------------------------------------------------------------------------------------------
MSCI Pacific Index/2/
(reflects no deduction for fees or expenses)            5.30%           19.01%          10.48%
-------------------------------------------------------------------------------------------------
1  Since-inception returns are from August 13, 2001--the inception date of the
   Admiral Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
-----------------------------------------------------------------------
Purchase Fee                                                  None
-----------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
-----------------------------------------------------------------------
Redemption Fee                                                2%/1/
-----------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------
Management Expenses                                           0.115%
-----------------------------------------------------------------------
12b-1 Distribution Fee                                        None
-----------------------------------------------------------------------
Other Expenses                                                0.005%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                          0.12%
-----------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $17 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 18, 1990
                                Signal Shares--June 4, 2007
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          PacifSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1353
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042825
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VPASX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD EMERGING MARKETS STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar-year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Emerging Markets Stock Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar because the expense ratio of the Signal Shares is the same as that of the Admiral Shares and because both share classes constitute an investment in the same portfolio of securities. Therefore, the returns of the Signal Shares should closely match those of the Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Admiral Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2007            39.09
-------------------------------------------------------------------------------
1 If applicable shareholder fees were reflected, returns would be less than those shown



During the periods shown in the bar chart, the highest return for a calendar quarter was 15.41% (quarter ended June 30, 2007), and the lowest return for a quarter was 2.22% (quarter ended March 31, 2007).

Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                         Since
                                                                      1 Year         Inception/1/
-------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Admiral Shares              37.72%            46.54%
-------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(2)                                         39.39%            49.06%
-------------------------------------------------------------------------------------------------
Spliced Emerging Markets Index(3)                                      39.39             48.06
-------------------------------------------------------------------------------------------------
1  Since-inception returns are from June 23, 2006--the inception date of the
   Admiral Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
3  Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets
   Index thereafter. The Select Emerging Markets Index was discontinued on
   August 24, 2006.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
----------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
----------------------------------------------------------------------
Purchase Fee                                                  0.5%/1/
----------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
----------------------------------------------------------------------
Redemption Fee                                                0.5%/2/
----------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted directly from the Fund's assets)
----------------------------------------------------------------------
Management Expenses                                           0.22%
----------------------------------------------------------------------
12b-1 Distribution Fee                                        None
----------------------------------------------------------------------
Other Expenses                                                0.03%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses                          0.25%
----------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 0.5% fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund.

The following examples are intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Shares provide a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$128            $187          $253          $446
----------------------------------------------------------



You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):


1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$75             $130          $190          $367
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $25.8 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 4, 1994
                                Signal Shares--January 19, 2007
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EmMkSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1354
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042817
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VERSX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index Funds in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.


Fund                                              Seeks to Track
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                European stock markets
------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                 Australian and Far East stock markets
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund        25 emerging stock markets in Europe, Asia, Africa,
                                                  and Latin America
------------------------------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this
LOGO
symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Advantages of Index Funds
Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Indexing Methods
In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.

Sampling method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included 4,870 separate stocks as of October 31, 2007), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling--determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.



Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


Security Selection
In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.



European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.



Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.



Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea,

Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.




Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Purchase and Redemption Fees
Vanguard Emerging Markets Stock Index Fund charges a 0.5% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 0.5% fee on redemptions of its shares, including shares redeemed by exchanging to another Vanguard fund.

Participants who exchange into Vanguard European and Pacific Stock Index Funds will be subject to a 2% redemption fee if they subsequently exchange those shares out of the Fund within two months. When shares are exchanged out of the European and Pacific Stock Index Funds, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profiles and Investing With Vanguard for more information about fees.


FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Signal Shares' financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.



--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the European Stock Index Fund Fund's Signal Shares as an example. The Signal Shares began fiscal year 2007 with a net asset value (price) of $31.51 per share. During the year, each Signal Share earned $1.151 from investment income (interest and dividends) and $7.681 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.842 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $39.50, reflecting earnings of $8.832 per share and distributions of $0.842 per share. This was an increase of $7.99 per share (from $31.51 at the beginning of the year to $39.50 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.59% for the year.

 As of October 31, 2007, the Signal Shares had approximately $502 million in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 3.45% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European Stock Index Fund Signal Shares
                                                                                        Oct. 6,
                                                         Year Ended                  2006/1/ to
                                                        October 31,                    Oct. 31,
                                                               2007                        2006
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $31.51                      $30.41
--------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------
Net Investment Income                                         1.151(2)                      .01(2)
--------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments        7.681                        1.09
--------------------------------------------------------------------------------------------------
Total from Investment Operations                              8.832                        1.10
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.842)                         --
--------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --                          --
--------------------------------------------------------------------------------------------------
Total Distributions                                           (.842)                         --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $39.50                      $31.51
==================================================================================================
Total Return(3)                                               28.59%                       3.62%
==================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $502                         $12
--------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                  0.12%                       0.17%(4)
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets           3.45%                       3.45%(4)
--------------------------------------------------------------------------------------------------
Turnover Rate(5)                                                  9%                          6%
==================================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Pacific Stock Index Fund Signal Shares
                                                                         June 4,
                                                                      2007/1/ to
                                                                        Oct. 31,
                                                                            2007
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $30.53
-----------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------
Net Investment Income                                                       .25
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     1.50
-----------------------------------------------------------------------------------
Total from Investment Operations                                           1.75
-----------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------
Dividends from Net Investment Income                                         --
-----------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------
Total Distributions                                                          --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $32.28
===================================================================================
Total Return(2)                                                            5.73%
===================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $247
-----------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.12%(3)
-----------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       1.90%(3)
-----------------------------------------------------------------------------------
Turnover Rate(4)                                                              3%
===================================================================================
1 Inception.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
  Creation Units.

Emerging Markets Stock Index Fund Signal Shares
                                                                        Jan. 19,
                                                                      2007/1/ to
                                                                        Oct. 31,
                                                                            2007
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $30.38
-----------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------
Net Investment Income                                                       .58(2)
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    15.65
-----------------------------------------------------------------------------------
Total from Investment Operations                                          16.23
-----------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------
Dividends from Net Investment Income                                         --
-----------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------
Total Distributions                                                          --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $46.61
===================================================================================
Total Return(3)                                                           53.42%
===================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $385
-----------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.25%(4)
-----------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       2.36%(4)
-----------------------------------------------------------------------------------
Turnover Rate(5)                                                              9%
===================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 0.5% transaction fee on purchases and redemptions.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
  Creation Units.

INVESTING WITH VANGUARD


One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.


.. If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date.


Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Exchanges of shares purchased with reinvested dividend and capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Re-registrations of shares in the same fund.



Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:

.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.


The policy does not apply to the following:


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, PlainTalk, Admiral, Signal, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [VANGUARD SHIP LOGO/R]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds
(including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I1353 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ International Stock Index Funds


>  Prospectus



Institutional Shares

February 19, 2008


--------------------------------------------------------------------------------



                                                         [VANGUARD SHIP LOGO/R/]
--------------------------------------------------------------------------------

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund











[INDEXED TO MSCI/R/]


This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Contents


-----------------------------------------------------------------------------------
Vanguard Fund Profiles                  1       Investing With Vanguard          33
-----------------------------------------------------------------------------------
  European Stock Index Fund             1         Purchasing Shares              33
-----------------------------------------------------------------------------------
  Pacific Stock Index Fund              5         Converting Shares              36
-----------------------------------------------------------------------------------
  Emerging Markets Stock Index Fund     9         Redeeming Shares               37
-----------------------------------------------------------------------------------
Investing in Index Funds               13         Exchanging Shares              41
-----------------------------------------------------------------------------------
More on the Funds                      14         Frequent-Trading Limits        42
-----------------------------------------------------------------------------------
  The Funds and Vanguard               23         Other Rules You Should Know    44
-----------------------------------------------------------------------------------
  Investment Advisor                   24         Fund and Account Updates       47
-----------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes  25         Contacting Vanguard            49
-----------------------------------------------------------------------------------
  Share Price                          27       ETF Shares                       51
-----------------------------------------------------------------------------------
Financial Highlights                   28       Glossary of Investment Terms     56
-----------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

This prospectus offers the Funds' Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. A separate prospectus offers the Funds' Investor Shares for the Funds, which have an investment minimum of $3,000, as well as Admiral(TM) Shares, which have a minimum of $100,000. Another prospectus offers Signal(TM) Shares, which are generally for institutional clients who invest at least $1 million and meet other eligibility requirements. In addition, each Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 51 to 55 of this prospectus.


The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE--VANGUARD EUROPEAN STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional

Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Return--Institutional Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2001            -20.22
2002            -17.83
2003             38.89
2004             21.05
2005              9.44
2006             33.64
2007             13.96
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 22.28% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.87% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                              Since
                                                                        1 Year   5 Years  Inception(1)
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Institutional Shares
------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      13.96%    22.89%      7.88%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      13.43     22.37       7.26
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              9.77      20.26       6.58
------------------------------------------------------------------------------------------------------
MSCI Europe Index(2)
(reflects no deduction for fees, expenses, or taxes)                     13.86%    22.78%      7.80%
------------------------------------------------------------------------------------------------------
1  Since-inception returns are from May 15, 2000--the inception date of the
   Institutional Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share classes in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases             None
--------------------------------------------------------------------
Purchase Fee                                         None
--------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends  None
--------------------------------------------------------------------
Redemption Fee                                       2%/1/
--------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------
Management Expenses                                  0.04%
--------------------------------------------------------------------
12b-1 Distribution Fee                               None
--------------------------------------------------------------------
Other Expenses                                       0.05%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses                 0.09%
--------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9            $29           $51           $115
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $38.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 18, 1990
                                Institutional Shares--May 15, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EuroInst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            235
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042502
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VESIX
-----------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD PACIFIC STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Return--Institutional Shares
------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2001            -26.27
2002             -9.19
2003             38.65
2004             19.00
2005             22.87
2006             12.21
2007              4.81
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.72% (quarter ended September 30, 2003), and the lowest return for a quarter was -18.25% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                                 Since
                                                                        1 Year   5 Years     Inception/1/
---------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Institutional Shares
---------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      4.81%     18.98%         3.56%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      4.28      18.51          3.15
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              3.49      16.65          2.87
---------------------------------------------------------------------------------------------------------
MSCI Pacific Index(2)
(reflects no deduction for fees, expenses, or taxes)                     5.30%     19.01%         3.73%
---------------------------------------------------------------------------------------------------------
1  Since-inception returns are from May 15, 2000--the inception date of the
   Institutional Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share classes in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
-----------------------------------------------------------------------------
Purchase Fee                                                    None
-----------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
-----------------------------------------------------------------------------
Redemption Fee                                                  2%/1/
-----------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------
Management Expenses                                             0.05%
-----------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
-----------------------------------------------------------------------------
Other Expenses                                                  0.04%
-----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.09%
-----------------------------------------------------------------------------
1  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.




The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9            $29           $51           $115
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2007
-------------------------------------------------------------------------------
Net Assets (all share classes)  $17 billion
-------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
-------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 18, 1990
                                Institutional Shares--May 15, 2000
-------------------------------------------------------------------------------
Newspaper Abbreviation          PacInst
-------------------------------------------------------------------------------
Vanguard Fund Number            237
-------------------------------------------------------------------------------
CUSIP Number                    922042403
-------------------------------------------------------------------------------
Ticker Symbol                   VPKIX
-------------------------------------------------------------------------------

FUND PROFILE--VANGUARD EMERGING MARKETS STOCK INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Return--Institutional Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2001            -2.74
2002            -7.28
2003            57.97
2004            26.24
2005            32.35
2006            29.57
2007            39.15
-------------------------------------------------------------------------------
1  If applicable shareholder fees were reflected, returns would be less than those shown



During the periods shown in the bar chart, the highest return for a calendar quarter was 25.53% (quarter ended December 31, 2001), and the lowest return for a quarter was -21.92% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                                 Since
                                                                        1 Year   5 Years     Inception/1/
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Institutional Shares
------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      37.78%    36.35%        17.89%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      37.34     36.01         17.33
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares 25.03        32.85     15.76
------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index/2/                                           39.39%    37.02%           --
Spliced Emerging Markets Index/3/                                        39.39     37.04         18.30%
------------------------------------------------------------------------------------------------------
1  Since-inception returns are from June 22, 2000--the inception date of the
   Institutional Shares--through December 31, 2007.
2  Index returns are adjusted for withholding applicable to Luxembourg holding companies.
3  The Spliced Emerging Markets Index consists of the Select Emerging Markets
   Index through August 23, 2006, and the MSCI Emerging Markets Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share classes in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None
--------------------------------------------------------------------------------
Purchase Fee                                                         0.5%/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------------------------
Redemption Fee                                                       0.5%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted directly from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.09%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                       0.11%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.20%
--------------------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 0.5% fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund.

The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Shares provide a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$123            $171          $225          $383
----------------------------------------------------------



You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):


1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$70             $114          $162          $304
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-------------------------------------------------------------------------------
Net Assets (all share classes)  $25.8 billion
-------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
-------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 4, 1994
                                Institutional Shares--June 22, 2000
-------------------------------------------------------------------------------
Newspaper Abbreviation          EmergInst
-------------------------------------------------------------------------------
Vanguard Fund Number            239
-------------------------------------------------------------------------------
CUSIP Number                    922042601
-------------------------------------------------------------------------------
Ticker Symbol                   VEMIX
-------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index Funds in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about Vanguard International Stock Index Funds' Institutional Shares. Each Fund seeks to track a particular segment of the international stock market.


Fund                                              Seeks to Track
------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund                European stock markets
------------------------------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund                 Australian and Far East stock markets
------------------------------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund        25 emerging stock markets in Europe, Asia, Africa,
                                                  and Latin America
------------------------------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Advantages of Index Funds
Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Indexing Methods
In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.



Sampling method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included 4,870 separate stocks as of October 31, 2007), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling--determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.



Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



Security Selection
In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.



European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.




Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.




Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea,

Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.




Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Purchase and Redemption Fees
Vanguard Emerging Markets Stock Index Fund charges a 0.5% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 0.5% fee on redemptions of its shares, including shares redeemed by exchanging to another Vanguard fund.

Vanguard European and Pacific Stock Index Funds charge a 2% redemption fee on shares that are redeemed before they have been held for two months. The 2% fee applies if your shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.


Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


.. Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the European Stock Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2007 with a net asset value (price) of $34.74 per share. During the year, each Institutional Share earned $1.35 from investment income (interest and dividends) and $8.39 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.97 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $43.51, reflecting earnings of $9.74 per share and distributions of $0.97 per share. This was an increase of $8.77 per share (from $34.74 at the beginning of the year to $43.51 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.63% for the year.

 As of October 31, 2007, the Institutional Shares had approximately $5.3 billion in net assets. For the year, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 3.48% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European Stock Index Fund Institutional Shares
                                                                                                   Year Ended October 31,
                                                               -----------------------------------------------------------
                                                                  2007        2006        2005        2004           2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $34.74      $27.05      $23.80      $19.96         $16.46
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            1.35(1)     .978        .721         .57           .471
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                   8.39       7.450       3.140        3.76          3.454
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 9.74       8.428       3.861        4.33          3.925
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                             (.97)      (.738)      (.611)       (.49)         (.425)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.97)      (.738)      (.611)       (.49)         (.425)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $43.51      $34.74      $27.05      $23.80         $19.96
==========================================================================================================================
Total Return(2)                                                 28.63%      31.83%      16.42%      22.03%         24.49%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $5,263      $3,113      $1,827        $988           $649
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.09%       0.12%       0.12%       0.12%          0.17%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               3.48%       3.50%       2.99%       2.77%          2.96%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    9%          6%          5%          5%             6%
==========================================================================================================================
1  Calculated based on average shares outstanding.
2  Total returns do not reflect the 2% fee assessed on redemption of shares purchased on or after June 27, 2003, and held for less than two months.
3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Pacific Stock Index Fund Institutional Shares
                                                                                                   Year Ended October 31,
                                                               -----------------------------------------------------------
                                                                  2007        2006        2005        2004           2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $12.15      $10.41       $8.64       $7.81          $5.91
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                                            .251        .206         .18        .134           .090
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  2.102       1.710        1.76        .814          1.885
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                2.353       1.916        1.94        .948          1.975
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.283)      (.176)       (.17)      (.118)         (.075)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.283)      (.176)       (.17)      (.118)         (.075)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $14.22      $12.15      $10.41       $8.64          $7.81
==========================================================================================================================
Total Return(1)                                                 19.72%      18.52%      22.74%      12.32%         33.88%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $2,720      $1,788      $1,280        $754           $369
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.09%       0.12%       0.14%       0.17%          0.22%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               1.93%       1.88%       1.95%       1.76%          1.70%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    3%          2%          7%          3%             3%
==========================================================================================================================
1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Emerging Markets Stock Index Fund Institutional Shares
                                                                                                   Year Ended October 31,
                                                               -----------------------------------------------------------
                                                                  2007        2006        2005        2004           2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $22.11      $16.95      $12.90      $11.05          $7.49
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            .686(1)     .443        .344        .287           .183
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments(2)                                              14.533       5.059       3.982       1.749          3.512
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               15.219       5.502       4.326       2.036          3.695
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.429)      (.342)      (.276)      (.186)         (.135)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.429)      (.342)      (.276)      (.186)         (.135)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $36.90      $22.11      $16.95      $12.90         $11.05
==========================================================================================================================
Total Return(3)                                                 69.90%      32.78%      33.92%      18.64%         50.06%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,463        $559        $468        $245           $137
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                                               0.20%       0.25%       0.25%       0.33%          0.38%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                               2.41%       2.37%       2.64%       2.61%          2.41%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(4)                                                    9%         26%         15%         11%            16%
==========================================================================================================================
1  Calculated based on average shares outstanding.
2  Includes increases from redemption fees of $0.01, $0.01, $0.00, $0.00, and
   $0.00
3  Total returns do not reflect the 0.5% transaction fee on purchases; the 2%
   fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions.
4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES


Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.



Account Minimums for Institutional Shares


To open and maintain an account. $5 million. Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.



To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.




Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.




By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase



By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.


By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.




By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.



Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchanges or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.


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


For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Purchase Fees
The Emerging Markets Stock Index Fund charges a purchase fee of 0.5% on all share purchases, including shares purchased by exchange from other Vanguard funds. In addition, each Fund reserves the right to impose purchase fees on all share purchases. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



Converting Shares


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know. (Please contact Vanguard for information on conversion to ETF Shares.)


Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the same Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.



REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.




Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.



By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be on the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the trade date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.


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


For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Redemption Fees

Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund each charge a 2% redemption fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee. Vanguard Emerging Markets Stock Index Fund charges a 0.5% redemption fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions (not applicable to Vanguard Emerging Markets Fund).

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Redemptions of shares to remove excess shareholder contributions to an IRA.


.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following (not applicable to Vanguard Emerging Markets Fund):

 .  Traditional IRAs.

 .  Inherited IRAs (traditional and Roth).

 .  Rollover IRAs.

 . SEP-IRAs.

 .  SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 .Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.


If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.



Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.



Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.




Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.




Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See

Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)


.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)



Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.

Subject to revision. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.



Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts

Each Fund reserves the right to convert an investor's Institutional Shares to another share class, as appropriate, if the fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor. No purchase or redemption fee will be imposed on share-class conversions.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.



Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Stock Index Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD



Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m., Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7 p.m., Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:

-----------------------------------------------------------------------
Vanguard European Stock Index Fund Institutional Shares           235
-----------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Institutional Shares            237
-----------------------------------------------------------------------
Vanguard Emerging Markets Stock Index Fund Institutional Shares   239
-----------------------------------------------------------------------


















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Tele-Account, Vanguard Tele-Account, Admiral, Signal, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

ETF SHARES


In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Institutional Shares issued by one of these funds, you may convert those shares into ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund offers an ETF Share class:

Fund                                     ETF Shares             Ticker Symbol
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund       European ETF           VGK
-------------------------------------------------------------------------------
VanguardPacific Stock Index Fund         Pacific ETF            VPL
-------------------------------------------------------------------------------
Vanguard Emerging Markets Stock Index    Emerging Markets ETF   VWO
Fund
-------------------------------------------------------------------------------



Although ETF Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.


The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares
Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.


An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.


.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if the exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of October 31, 2007, were:



ETF Shares                Expense Ratio
---------------------------------------
European ETF                      0.12%
---------------------------------------
Pacific ETF                       0.12
---------------------------------------
Emerging Markets ETF              0.25
---------------------------------------



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.



Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


ETF Shares. A class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [VANGUARD SHIP LOGO/R/]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-952-3335

If you are a client of Vanguard's Institutional Division:

The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people with hearing impairment:
800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I235 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ International Stock ETFs


>  Prospectus



Exchange-traded fund shares that are not individually redeemable


February 19, 2008

--------------------------------------------------------------------------------



                                                         [VANGUARD SHIP LOGO/R/]
--------------------------------------------------------------------------------


Vanguard European ETF

Vanguard Pacific ETF

Vanguard Emerging Markets ETF







[INDEXED TO MSCI/R/]


This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Contents


---------------------------------------------------------------------------------------
Vanguard ETF Profiles                1       More on the Funds and ETF Shares        18
---------------------------------------------------------------------------------------
  European ETF                       1         The Funds and Vanguard                33
---------------------------------------------------------------------------------------
  Pacific ETF                        6         Investment Advisor                    34
---------------------------------------------------------------------------------------
  Emerging Markets ETF              11         Dividends, Capital Gains, and Taxes   35
---------------------------------------------------------------------------------------
Investing in Vanguard ETF Shares    16         Daily Pricing                         37
---------------------------------------------------------------------------------------
                                             Financial Highlights                    38
---------------------------------------------------------------------------------------
                                             Glossary of Investment Terms            43
---------------------------------------------------------------------------------------


A Note to Retail Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.

ETF PROFILE--VANGUARD EUROPEAN ETF

The following profile summarizes key features of Vanguard European ETF, an exchange-traded class of shares issued by Vanguard European Stock Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index. The MSCI Europe Index is made up of approximately 579 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Germany, and Switzerland (which made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization, as of October 31, 2007). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Germany, and Switzerland) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. European ETF Shares are listed for trading on the American Stock Exchange
(AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a European ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying European ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although European ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of European ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if European ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Return--ETF Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2006            33.57
2007            13.93
-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
 Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.24% (quarter ended December 31, 2006), and the lowest return for a quarter was -0.96% (quarter ended December 31, 2007).

Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                      Since
                                                                1 Year            Inception/1/
----------------------------------------------------------------------------------------------
Vanguard European ETF
Based on NAV
----------------------------------------------------------------------------------------------
Return Before Taxes                                              13.93%               17.96%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              13.40                17.45
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       9.75                15.51
----------------------------------------------------------------------------------------------
Based on Market Price
----------------------------------------------------------------------------------------------
Return Before Taxes                                              13.16%               17.99%
----------------------------------------------------------------------------------------------
MSCI Europe Index /2/
(reflects no deduction for fees, expenses, or taxes)             13.86%               18.00%
----------------------------------------------------------------------------------------------
1  Since-inception returns are from March 4, 2005--the inception date of the ETF
   Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard European Stock Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                     None
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends          None
------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                 $9,600/1/
------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends              None
------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------
Management Expenses                                          0.07%
------------------------------------------------------------------------
12b-1 Distribution Fee                                       None
------------------------------------------------------------------------
Other Expenses                                               0.05%
------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         0.12%
------------------------------------------------------------------------

1  An additional fee may be charged on the cash portion of any creation
   (purchase) or redemption transaction. Please see "Purchasing Vanguard ETF
   Shares From an Issuing Fund."

   An investor buying or selling European ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into European ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in European ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in European ETF. This example assumes that European ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell European ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



The value of a European ETF Creation Unit as of October 31, 2007, was approximately $8.166 million. Assuming an investment of $8.166 million, payment of the standard $9,600 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a European ETF Creation Unit would be $29,226 if the Creation Unit were redeemed after one year and $50,771 if redeemed after three years.

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
----------------------------------------------------------------------------------------------------
Net Assets (all share classes of     $38.1 billion
Vanguard European Stock Index Fund)
----------------------------------------------------------------------------------------------------
Investment Advisor                   The Vanguard Group, Inc., Valley Forge, Pa., since inception
----------------------------------------------------------------------------------------------------
Dividends and Capital Gains          Distributed annually in December
----------------------------------------------------------------------------------------------------
Inception Date                       Investor Shares--June 18, 1990
                                     ETF Shares--March 4, 2005
----------------------------------------------------------------------------------------------------
Number of European ETF Shares        100,000
in a Creation Unit
----------------------------------------------------------------------------------------------------
Vanguard Fund Number                 963
----------------------------------------------------------------------------------------------------
CUSIP Number                         922042874
----------------------------------------------------------------------------------------------------
AMEX Ticker Symbol                   VGK
----------------------------------------------------------------------------------------------------

ETF PROFILE--VANGUARD PACIFIC ETF

The following profile summarizes key features of Vanguard Pacific ETF, an exchange-traded class of shares issued by Vanguard Pacific Stock Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 558 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2007, Japan and Australia made up 66% and 23%, respectively, of the Index's market capitalization.)



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan and Australia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Pacific ETF Shares are listed for trading on the American Stock Exchange
(AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Pacific ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying Pacific ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Pacific ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Pacific ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Pacific ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Return--ETF Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2006            12.10
2007             4.85
-------------------------------------------------------------------------------
1  Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.



During the periods shown in the bar chart, the highest return for a calendar quarter was 7.83% (quarter ended December 31, 2006), and the lowest return for a quarter was -4.96% (quarter ended December 31, 2007).

Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                      Since
                                                                1 Year            Inception/1/
----------------------------------------------------------------------------------------------
Vanguard Pacific ETF
Based on NAV
----------------------------------------------------------------------------------------------
Return Before Taxes                                               4.85%               13.01%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               4.32                12.51
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       3.51                11.08
----------------------------------------------------------------------------------------------
Based on Market Price
----------------------------------------------------------------------------------------------
Return Before Taxes                                               3.89%               13.01%
----------------------------------------------------------------------------------------------
MSCI Pacific Index/2/
(reflects no deduction for fees, expenses, or taxes)              5.30%               13.37%
----------------------------------------------------------------------------------------------
1  Since-inception returns are from March 4, 2005--the inception date of the ETF
   Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Pacific Stock Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
-----------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
-----------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                    $7,200/1/
-----------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                 None
-----------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------
Management Expenses                                             0.08%
-----------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
-----------------------------------------------------------------------------
Other Expenses                                                  0.04%
-----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.12%
-----------------------------------------------------------------------------
1  An additional fee may be charged on the cash portion of any creation
   (purchase) or redemption transaction. Please see "Purchasing Vanguard ETF
   Shares From an Issuing Fund."
   An investor buying or selling Pacific ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker.
   An investor converting into Pacific ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Pacific ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Pacific ETF. This example assumes that Pacific ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Pacific ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



The value of a Pacific ETF Creation Unit as of October 31, 2007, was approximately $7.517 million. Assuming an investment of $7.517 million, payment of the standard $7,200 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Pacific ETF Creation Unit would be $23,632 if the Creation Unit were redeemed after one year and $43,468 if redeemed after three years.

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
---------------------------------------------------------------------------------------------------
Net Assets (all share classes of    $17 billion
Vanguard Pacific Stock Index Fund)
---------------------------------------------------------------------------------------------------
Investment Advisor                  The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------------
Dividends and Capital Gains         Distributed annually in December
---------------------------------------------------------------------------------------------------
Inception Date                      Investor Shares--June 18, 1990
                                    ETF Shares--March 4, 2005
---------------------------------------------------------------------------------------------------
Number of Pacific ETF               100,000
Shares in a Creation Unit
---------------------------------------------------------------------------------------------------
Vanguard Fund Number                962
---------------------------------------------------------------------------------------------------
CUSIP Number                        922042866
---------------------------------------------------------------------------------------------------
AMEX Ticker Symbol                  VPL
---------------------------------------------------------------------------------------------------

ETF PROFILE--VANGUARD EMERGING MARKETS ETF

The following profile summarizes key features of Vanguard Emerging Markets ETF, an exchange-traded class of shares issued by Vanguard Emerging Markets Stock Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 826 common stocks of companies located in emerging markets around the world. As of October 31, 2007, the largest markets covered in the Index were China, South Korea, Brazil, Taiwan, and Russia (which made up 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization).



Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country/Regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index's, and therefore the Fund's, heavy exposure to China, South Korea, Brazil, Taiwan, and Russia subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Emerging Markets ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Emerging Markets ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying Emerging Markets ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Emerging Markets ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Emerging Markets ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Emerging Markets ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--ETF Shares/1/
-------------------------------------------------------------------------------
[Bar Chart Range: 80% to -40%]
2006            29.53
2007            39.05
-------------------------------------------------------------------------------
1  Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.23% (quarter ended December 31, 2006), and the lowest return for a quarter was -4.54% (quarter ended June 30, 2006).



Average Annual Total Returns for Periods Ended December 31, 2007
                                                                                   Since
                                                                1 Year         Inception/1/
-------------------------------------------------------------------------------------------
Vanguard Emerging Markets ETF
Based on NAV
-------------------------------------------------------------------------------------------
Return Before Taxes                                             39.05%            31.96%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             38.62             31.59
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     25.85             27.98
-------------------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------------------
Return Before Taxes                                             37.85%            31.86%
-------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(2)                                  39.39%            33.79%
-------------------------------------------------------------------------------------------
Spliced Emerging Markets Index(3)                               39.39             32.49
-------------------------------------------------------------------------------------------
1  Since-inception returns are from March 4, 2005--the inception date of the ETF
   Shares--through December 31, 2007.
2  Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
3  Reflects performance of the Select Emerging Markets Index through August 23,
   2006, and performance of the MSCI Emerging Markets Index thereafter. The
   Select Emerging Markets Index was discontinued on August 24, 2006.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Emerging Markets Stock Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                           Varies/1/
--------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses                                                    0.14%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
--------------------------------------------------------------------------------
Other Expenses                                                         0.11%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.25%
--------------------------------------------------------------------------------
1  An investor purchasing or redeeming Creation Units of Emerging Markets ETF will pay to the issuing Fund a standard transaction fee of $9,300. An additional fee may be charged on the cash portion of any creation (purchase)
   or redemption transaction. Please see "Purchasing Vanguard ETF Shares From an
   Issuing Fund."
   An investor buying or selling Emerging Markets ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Emerging Markets ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Emerging Markets ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Emerging Markets ETF. This example assumes that Emerging Markets ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Emerging Markets ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------



The value of an Emerging Markets ETF Creation Unit as of October 31, 2007, was approximately $11.662 million. Assuming an investment of $11.662 million, payment of the standard $9,300 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Emerging Markets ETF Creation Unit would be $48,424 if the Creation Unit were redeemed after one year and $112,388 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2007
-------------------------------------------------------------------------------------------------
Net Assets (all share classes of  $25.8 billion
Vanguard Emerging Markets Stock
Index Fund)
-------------------------------------------------------------------------------------------------
Investment Advisor                The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------------
Dividends and Capital Gains       Distributed annually in December
-------------------------------------------------------------------------------------------------
Inception Date                    Investor Shares--May 4, 1994
                                  ETF Shares--March 4, 2005
-------------------------------------------------------------------------------------------------
Number of Emerging Markets ETF    100,000
Shares in a Creation Unit
-------------------------------------------------------------------------------------------------
Vanguard Fund Number              964
-------------------------------------------------------------------------------------------------
CUSIP Number                      922042858
-------------------------------------------------------------------------------------------------
AMEX Ticker Symbol                VWO
-------------------------------------------------------------------------------------------------

INVESTING IN VANGUARD ETF(TM) SHARES



What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. The following ETF Shares are offered through this prospectus:



Fund                          ETF Shares                        Seeks to Track
--------------------------------------------------------------------------------------------
Vanguard European Stock       Vanguard European ETF             European stock markets
Index Fund
--------------------------------------------------------------------------------------------
Vanguard Pacific Stock        Vanguard Pacific ETF              Australian and Far East
Index Fund                                                      stock markets
--------------------------------------------------------------------------------------------
Vanguard Emerging Markets     Vanguard Emerging Markets ETF     25 emerging stock markets
Stock Index Fund                                                in Europe, Asia, Africa, and
                                                                Latin America
--------------------------------------------------------------------------------------------



In addition to ETF Shares, the Funds offer four conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.


How Are Vanguard ETF Shares Different From Conventional Mutual
Fund Shares?
Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.

The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

How Do I Buy and Sell Vanguard ETF Shares?
Each Fund issues and redeems ETF Shares only in bundles of 100,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must trade through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can acquire ETF Shares in one of two ways. If you own conventional shares of a stock fund that issues ETF Shares, you can, for a fee, convert those shares into ETF Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under More on the Funds and ETF Shares. In addition, any investor can purchase ETF Shares on the secondary market through a broker. ETF Shares are publicly traded on a national securities exchange. To acquire ETF Shares through either means, you must have a brokerage account. For information about acquiring ETF Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell ETF Shares, you must do so through your broker; ETF Shares cannot be converted back into conventional shares.

When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.

More on the Funds and ETF Shares

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Market Exposure
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance from either foreign markets as a whole or ETF Shares in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.



Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country or region. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index using the replication method of indexing, meaning that each Fund holds the same stocks as its target index in approximately the same proportion as represented in the index itself.



European Stock Index Fund. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 579 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Germany, and Switzerland--dominate the Index. These four countries made up 33%, 15%, 12%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $66.9 billion.

Pacific Stock Index Fund. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 558 common stocks of Pacific Basin companies. The Index is dominated by the Japanese and Australian stock markets, which represented 66% and 23%, respectively, of the Index's market capitalization as of October 31, 2007. The other three markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese and Australian stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2007, the Fund had an asset-weighted median market capitalization of $20.5 billion.




Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 826 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--China, South Korea, Brazil, Taiwan, and Russia--collectively represent a majority of the Index, with 17%, 15%, 12%, 11%, and 9%, respectively, of the Index's market capitalization as of October 31, 2007. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2007, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $22.8 billion.



Depositary Receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Special Risks of Exchange-Traded Shares

[FLAG]
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.


[FLAG]
The market price of ETF Shares may differ from net asset value. Vanguard ETF Shares are listed for trading on a national securities exchange and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.



The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

The following table shows the number of times the Funds' ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.



Premium/Discount Information as of the Most Recent Calendar Quarter Ended
December 31, 2007
                             Market Price Above or Equal to       Market Price Below NAV
                             NAV

------------------------------------------------------------------------------------------------
Basis Point                   Number         Percentage of        Number        Percentage of
Differential/1/               of Days            Total Days       of Days           Total Days
------------------------------------------------------------------------------------------------
Vanguard European ETF (Beginning March 4, 2005)
------------------------------------------------------------------------------------------------
0-24.9                            174                 24.40%           30                 4.21%
------------------------------------------------------------------------------------------------
25-49.9                           226                 31.70             3                 0.42
------------------------------------------------------------------------------------------------
50-74.9                           148                 20.76             1                 0.14
------------------------------------------------------------------------------------------------
75-100                             80                 11.22             0                 0.00
------------------------------------------------------------------------------------------------
>100                               50                  7.01             1                 0.14
------------------------------------------------------------------------------------------------
Total                             678                 95.09%           35                 4.91%
------------------------------------------------------------------------------------------------
Vanguard Pacific ETF (Beginning March 4, 2005)
------------------------------------------------------------------------------------------------
0-24.9                            183                 25.66%           50                 7.02%
------------------------------------------------------------------------------------------------
25-49.9                           188                 26.37            17                 2.38
------------------------------------------------------------------------------------------------
50-74.9                           133                 18.65             0                 0.00
------------------------------------------------------------------------------------------------
75-100                             76                 10.66             1                 0.14
------------------------------------------------------------------------------------------------
>100                               65                  9.12             0                 0.00
------------------------------------------------------------------------------------------------
Total                             645                 90.46%           68                 9.54%
------------------------------------------------------------------------------------------------
Vanguard Emerging Markets ETF (Beginning March 4, 2005)
------------------------------------------------------------------------------------------------
0-24.9                            117                 16.41%           73                10.23%
------------------------------------------------------------------------------------------------
25-49.9                           144                 20.20            34                 4.77
------------------------------------------------------------------------------------------------
50-74.9                           142                 19.92            21                 2.95
------------------------------------------------------------------------------------------------
75-100                             87                 12.20            15                 2.10
------------------------------------------------------------------------------------------------
>100                               58                  8.13            22                 3.09
------------------------------------------------------------------------------------------------
Total                             548                 76.86%          165                23.14%
------------------------------------------------------------------------------------------------
1 One basis point equals 1/100 of 1%.

The following table shows the cumulative (not annual) total returns of each Fund's ETF Shares, based on the shares' NAV and market price, and of the Fund's target index.



Cumulative Total Returns as of the Most Recent Calendar Quarter Ended
December 31, 2007
                                                                        Since
                                         1 Year                      Inception/1/
--------------------------------------------------------------------------------
Vanguard European ETF
--------------------------------------------------------------------------------
Return Based on NAV                       13.93%                         17.96%
--------------------------------------------------------------------------------
Return Based on Market Price              13.16                          17.99
--------------------------------------------------------------------------------
MSCI Europe Index                         13.86                          18.00
--------------------------------------------------------------------------------
Vanguard Pacific ETF
--------------------------------------------------------------------------------
Return Based on NAV                        4.85%                         13.01%
--------------------------------------------------------------------------------
Return Based on Market Price               3.89                          13.01
--------------------------------------------------------------------------------
MSCI Pacific Index                         5.30                          13.37
--------------------------------------------------------------------------------
Vanguard Emerging Markets ETF
--------------------------------------------------------------------------------
Return Based on NAV                       39.05%                         31.96%
--------------------------------------------------------------------------------
Return Based on Market Price              37.85                          31.86
--------------------------------------------------------------------------------
MSCI Emerging Markets Index               39.39                          33.79
--------------------------------------------------------------------------------
1 Since-inception returns are from March 4, 2005--the inception date of the
  ETF Shares--through December 31, 2007.



Note: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's ETF Shares. The website also will disclose how frequently each Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.


[FLAG]
An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained.

[FLAG]
Trading may be halted. Trading of Vanguard ETF Shares on the national securities exchange will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange, or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the listing exchange is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from an issuing Fund and redeem such units with the Fund.



Purchasing Vanguard ETF Shares From an Issuing Fund

You can purchase ETF Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:


.. Eligible Investors. To purchase ETF Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.


.. Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is 100,000. The Funds will not issue fractional Creation Units.

.. In-Kind Creation Basket. To purchase a Creation Unit-size block of ETF Shares, you must deposit with the issuing Fund a basket of securities. Each business day, after the close of trading on the exchange, the Funds' advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in the next business day's creation basket (each, a Deposit Security). Each Fund reserves the right to permit or require purchasers to tender a nonconforming creation basket, including a basket that contains cash in lieu of any Deposit Security. A portion of the Fund's creation basket may include American Depositary Receipts (ADRs).


.. Cash Purchases. The Funds reserve the right to require cash rather than in-kind securities in certain markets. As of the date of this prospectus, cash will be required for securities traded in Brazil, Chile, India, Malaysia, South Korea, and Taiwan.

.. Purchase Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Purchase Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the Deposit Securities. The Purchase Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Funds' advisor will publish, on a daily basis, information about the previous day's Purchase Balancing Amount. You also must pay a transaction fee in cash. The Purchase Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. Placement and Timing of Purchase Orders. A purchase order must be received by the Funds' Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

.. Transaction Fee on Purchase of Creation Units. Each Fund imposes a transaction fee on each purchase of Creation Units in the amount shown in the following table, regardless of the number of units purchased. When cash is included in the creation basket in lieu of one or more securities, the Fund may impose an additional transaction fee in an amount not to exceed 2% of the cash-in-lieu amount. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units and investing cash.


The following table summarizes each Fund's transaction fees:



                       Transaction Fee on
                            Purchases and     Maximum Additional         Maximum Additional
                           Redemptions of        Variable Charge            Variable Charge
Fund                       Creation Units  for Cash Purchases/1/    for Cash Redemptions/1/
-------------------------------------------------------------------------------------------
European ETF                       $9,600                  2.00%                      2.00%
-------------------------------------------------------------------------------------------
Pacific ETF                        $7,200                  2.00%                      2.00%
-------------------------------------------------------------------------------------------
Emerging Markets ETF               $9,300                  2.00%                      2.00%
-------------------------------------------------------------------------------------------
1 As a percentage of the cash-in-lieu included in the creation or redemption basket.



Redeeming Vanguard ETF Shares With an Issuing Fund
The redemption process is essentially the reverse of the purchase process.

.. Eligible Investors. To redeem ETF Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

.. Creation Units. To redeem ETF Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

.. In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities (Redemption Securities). In most cases, the Redemption Securities you receive will be the same as the Deposit Securities required of investors purchasing Creation Units on the same day. There will be times, however, when the Deposit and Redemption Securities differ. The name and number of the Redemption Securities in the redemption basket will be available on the NSCC bulletin board. Each Fund reserves the right to deliver a nonconforming redemption basket.

.. Redemption Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the Redemption Securities, you will either receive from or pay to the Fund a Redemption Balancing Amount in cash. If you are due to receive a Redemption Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

.. Cash Redemptions. The Funds may redeem in cash rather than in kind in certain markets. As of the date of this prospectus, cash redemptions will be made for securities traded in Brazil, Chile, India, Malaysia, South Korea, and Taiwan.

.. Placement and Timing of Redemption Orders. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date (generally 4 p.m., Eastern time), and if all other procedures set forth in the Participation Agreement are followed.

.. Transaction Fee on Redemption of Creation Units. Each Fund imposes a transaction fee on each redemption of Creation Units in the same amount that is imposed on a purchase of Creation Units, as shown in the preceding table. When cash is included in the redemption basket in lieu of one or more securities, the Fund may impose an additional transaction fee in an amount not to exceed 2% of the cash-in-lieu amount. As with the transaction fee on purchases, the transaction fee on redemptions (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with redeeming Creation Units and liquidating securities to generate cash.



Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.


Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.


Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.


A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.



A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, the Funds do not intend to include 144A securities in a redemption basket.)

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

A note on unusual circumstances: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed international stock funds was approximately 51%; for all international stock funds, the average turnover rate was approximately 72%, as reported by Morningstar, Inc., on October 31, 2007.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk/(R)/ About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses are as follows: European Stock Index, 0.002%; Pacific Stock Index, 0.003%; and Emerging Markets Stock Index, 0.003%.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the Funds' most recent fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989, has managed investment portfolios, including the European Stock Index Fund since 1992; and has managed the Emerging Markets Stock Index Fund since 1994.
 Education: B.S., LaSalle University.

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the
 Pacific Stock Index Fund since 1997. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in a Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service (either the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the Depository Trust Company). If a reinvestment service is available and used, distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.



Basic Tax Points
Investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional ETF Shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned
ETF Shares.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.


.. Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


Daily Pricing


The net asset value, or NAV, of each Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks, or if you convert your conventional fund shares into ETF Shares.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.



When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


Financial Highlights

The following financial highlights tables are intended to help you understand the ETF Shares' financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 This explanation uses the European Stock Index Fund's ETF Shares as an example. The ETF Shares began fiscal year 2007, with a net asset value (price) of $65.21 per share. During the year, each ETF Share earned $2.576 from investment income (interest and dividends) and $15.683 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $1.809 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $81.66, reflecting earnings of $18.259 per share and distributions of $1.809 per share. This was an increase of $16.45 per share (from $65.21 at the beginning of the year to $81.66 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.60% for the year.

 As of October 31, 2007, the ETF Shares had approximately $3.1 billion in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 3.45% of average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
--------------------------------------------------------------------------------

European ETF
                                                                                       March 4,
                                                           Year Ended October 31,    2005/1/ to
                                                              -------------------      Oct. 31,
                                                                 2007        2006          2005
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $65.21      $50.80        $50.96
--------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------
Net Investment Income                                           2.576(2)     1.80          1.04
--------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments         15.683       13.99         (1.20)
--------------------------------------------------------------------------------------------------
Total from Investment Operations                               18.259       15.79          (.16)
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.809)      (1.38)           --
--------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
--------------------------------------------------------------------------------------------------
Total Distributions                                            (1.809)      (1.38)           --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $81.66      $65.21        $50.80
=================================================================================================
Total Return                                                    28.60%      31.75%       -0.31%
=================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $3,148      $1,205          $178
--------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.12%       0.18%         0.18%(3)
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             3.45%       3.44%         2.93%(3)
--------------------------------------------------------------------------------------------------
Turnover Rate(4)                                                    9%          6%            5%
=================================================================================================
1  Inception.
2  Calculated based on average shares outstanding.
3  Annualized.
4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
   ETF Creation Units.

Pacific ETF
                                                                                       March 4,
                                                           Year Ended October 31,    2005/1/ to
                                                              -------------------      Oct. 31,
                                                                 2007        2006          2005
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $64.24      $55.09        $50.71
--------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------
Net Investment Income                                           1.314        1.06           .75
--------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments         11.089        9.02          3.63
--------------------------------------------------------------------------------------------------
Total from Investment Operations                               12.403       10.08          4.38
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.473)       (.93)           --
--------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
--------------------------------------------------------------------------------------------------
Total Distributions                                            (1.473)       (.93)           --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $75.17      $64.24        $55.09
==================================================================================================
Total Return                                                    19.65%      18.43%         8.64%
==================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,503        $693          $164
--------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.12%       0.18%         0.18%(2)
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             1.90%       1.82%         1.89%(2)
--------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    3%          2%            7%
==================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Emerging Markets ETF
                                                                                       March 4,
                                                           Year Ended October 31,    2005/1/ to
                                                              -------------------      Oct. 31,
                                                                 2007        2006          2005
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $69.91      $53.61        $50.55
--------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------
Net Investment Income                                           2.130(2)    1.333           .87
--------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments(3)      45.919      16.044          2.19
--------------------------------------------------------------------------------------------------
Total from Investment Operations                               48.049      17.377          3.06
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.339)     (1.077)           --
--------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
--------------------------------------------------------------------------------------------------
Total Distributions                                            (1.339)     (1.077)           --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $116.62      $69.91        $53.61
==================================================================================================
Total Return                                                    69.78%      32.74%         6.05%
==================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $6,275      $1,582          $375
--------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.25%       0.30%         0.30%(4)
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             2.36%       2.32%         2.59%(4)
--------------------------------------------------------------------------------------------------
Turnover Rate(5)                                                    9%         26%           15%
==================================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $0.03, $0.03, and $0.00.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.








Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.


Bid-Asked Spread. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country risk is especially high in emerging markets.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

ETF Shares. A class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

                                                     [VANGUARD SHIP LOGO/R/]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information

If you would like more information about Vanguard International Stock Index ETFs, the following documents are available free upon request:


Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' ETF Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.



To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2600
Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act file number: 811-5972





(C) 2008 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2
Vanguard Marketing Corporation, Distributor.



P963 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ FTSE All-World ex-US
Index Fund


>  Prospectus



Investor Shares

February 19, 2008


--------------------------------------------------------------------------------




                                                         [VANGUARD SHIP LOGO/R/]

--------------------------------------------------------------------------------

















This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


---------------------------------------------------------------------------------------
Fund Profile                             1      Investing With Vanguard              20
---------------------------------------------------------------------------------------
Investing in Index Funds                 5        Purchasing Shares                  20
---------------------------------------------------------------------------------------
More on the Fund                         6        Converting Shares                  23
---------------------------------------------------------------------------------------
  The Fund and Vanguard                 12        Redeeming Shares                   24
---------------------------------------------------------------------------------------
  Investment Advisor                    13        Exchanging Shares                  28
---------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes   14        Frequent-Trading Limits            28
---------------------------------------------------------------------------------------
  Share Price                           16        Other Rules You Should Know        30
---------------------------------------------------------------------------------------
Financial Highlights                    17        Fund and Account Updates           34
---------------------------------------------------------------------------------------
                                                Contacting Vanguard                  36
---------------------------------------------------------------------------------------
                                                ETF Shares                           38
---------------------------------------------------------------------------------------
                                                Glossary of Investment Terms         43
---------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

This prospectus offers the Fund's Investor Shares. A separate prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. In addition, the Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 38 to 42 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.


Primary Investment Strategies

The Fund employs a "passive management" --or indexing--investment approach designed to track the performance of the FTSE/(R)/ All-World ex US Index, a free-float- adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 46 countries, including both developed and emerging markets. As of October 31, 2007, the United Kingdom, Japan, France, Germany, Australia, and Switzerland made up approximately 17%, 14%, 8%, 7%, 5%, and 5%, respectively, of the Index's market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information

The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-period return.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                None
-----------------------------------------------------------------------------------
Purchase Fee                                                            0.25%(1)
-----------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                     None
-----------------------------------------------------------------------------------
Redemption Fee                                                          2%(2)
-----------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)           $10/year(3)
-----------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------
Management Expenses                                                     0.19%
-----------------------------------------------------------------------------------
12b-1 Distribution Fee                                                  None
-----------------------------------------------------------------------------------
Other Expenses                                                          0.21%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    0.40%
-----------------------------------------------------------------------------------
1    The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2    The 2% fee applies to shares redeemed within two months of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
3    If applicable, the account service fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$41           $128          $224          $505
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard FTSE All-World ex-US Index Fund Investor Shares' annualized expense ratio in fiscal period 2007 was 0.40%, or $4.00 per $1,000 of average net assets. The average international fund had expenses in 2006 of 1.57%, or $15.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $1.4 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Inception Date                  March 8, 2007
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          FTAlWldIn
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            770
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042791
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VFWIX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.



Market Exposure
The Fund invests mainly in common stocks of companies located in developed and emerging markets around the world.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.



Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies located in developed and emerging countries around the world. The Fund's investment in the Index will be within the capitalization range of the companies included in the FTSE All-World ex US Index ($84 million to $405 billion as of October 31, 2007). While the Index tracks stocks that are predominantly large-cap, it also tracks mid- and small-cap stocks to a lesser extent. Historically, these stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. In the future, the Index's market-capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.


[FLAG]
The Fund is subject to emerging markets risk, which is the change that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.



Indexing Strategy. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.



Depositary Receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, the Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. The Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


The FTSE All-World ex US Index. The FTSE All-World ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider that currently manages and calculates more than 60,000 indexes daily.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


Purchase, Redemption, and Account Service Fees
The Fund charges a 0.25% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 2% redemption fee on shares that are redeemed before they have been held for two months. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.


See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for the Fund has been very low. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 72%; for passively managed international stock funds, the average turnover rate was approximately 51%, as reported by Morningstar, Inc., on October 31, 2007.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal period ended October 31, 2007, the advisory expenses represented an effective annual rate of 0.003% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Fund since its inception. Education: B.S., LaSalle University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


.. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About 'Buying a Dividend'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended October 31, 2007, with a net asset value (price) of $20.00 per share. During the period, each Investor Share earned $0.41 from investment income (interest and dividends) and $4.50 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 During the period, shareholders received no dividend or capital gains distributions.

 The share price at the end of the period was $24.91, reflecting earnings of $4.91 per share and no distributions. This was an increase of $4.91 per share (from $20.00 at the beginning of the period to $24.91 at the end of the period). The total return was 24.55% for the period.

 As of October 31, 2007, the Investor Shares had approximately $213 million in net assets. For the period, the annualized expense ratio was 0.40% ($4.00 per $1,000 of net assets), and the annualized net investment income amounted to 2.61% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 10% of its net assets.
--------------------------------------------------------------------------------

FTSE All-World ex-US Index Fund Investor Shares

                                                                    March 8, 2007(1) to
                                                                       October 31, 2007
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $20.00
--------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------
Net Investment Income                                                               .41(2)
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                             4.50
--------------------------------------------------------------------------------------------
Total from Investment Operations                                                   4.91
--------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                 --
--------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                            --
--------------------------------------------------------------------------------------------
Total Distributions                                                                  --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $24.91
============================================================================================
Total Return(3)                                                                  24.55%
============================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                               $213
--------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                     0.40%(4)
--------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                              2.61%(4)
--------------------------------------------------------------------------------------------
Turnover Rate(5)                                                                    10%
============================================================================================
1  Inception.
2  Calculated based on average shares outstanding.
3  Total returns do not reflect the 0.25% transaction fee on purchases; the 2%
   fee assessed on redemptions of shares held for less than two months; or the account service fee that may be applicable to certain accounts with balances below $10,000.
4  Annualized.
5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
   ETF creation units.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES


Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.



Account Minimums

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay For a Purchase



By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.




By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.




By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--770). See Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.



Purchase Fees
The Fund charges a purchase fee of 0.25% on all share purchases, including shares purchased by exchange from other Vanguard funds. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.



Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day the trade date will be the next business day. See Other Rules You Should Know. (Please contact Vanguard for information on conversions to ETF Shares.)


Conversions to Institutional Shares
You are eligible for a self-directed conversion from Investor Shares to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.



By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.



By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.



By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Redemption Fees

The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Redemptions of shares to remove excess shareholder contributions to an IRA.


.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.

 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.



Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)


.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)



Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.



Subject to revision. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.



Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.



Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee
For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

.. Money market sweep accounts held through Vanguard Brokerage Services/(R)/.

.. Accounts held through intermediaries.

.. Accounts held by Voyager, Voyager Select, and Flagship clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures). Please consult your enrollment materials for the rules that apply to your account.

.. Section 529 college savings plans.



Low-Balance Accounts

The Fund reserves the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.



Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard FTSE All-World ex-US Index Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD



Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)   /    For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Number
Please use the specific fund number when contacting us:


                                            Investor Shares
-------------------------------------------------------------
Vanguard FTSE All-World ex-US Index Fund                770
-------------------------------------------------------------














Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard ETFs, Vanguard Small Business Online, Vanguard Brokerage Services, Vanguard Voyager Services, Voyager, Vanguard Voyager Select Services, Voyager Select, Vanguard Flagship Services, Flagship, and the ship logo are trademarks of The Vanguard Group, Inc.
Vanguard FTSE All-World ex-US Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE All-World ex US Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein.


"FTSE/(R)/" is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. "All-World" is a trademark of FTSE International Limited.

ETF SHARES


In addition to Investor Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Investor Shares issued by one of these funds, you may convert those shares into ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Although ETF Shares represent an investment in the same portfolio of securities as Investor Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares
Investor Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.

The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.







*U.S. Pat. No. 6,879,964 B2.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 300,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for the Fund's ETF Shares as of October 31, 2007, were 0.25%.



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares into ETF Shares of equivalent value. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [VANGUARD SHIP LOGO/R/]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard FTSE All-World ex-US Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P770 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ FTSE All-World ex-US
Index Fund

>  Prospectus


Institutional Shares

February 19, 2008

--------------------------------------------------------------------------------




                                                         [VANGUARD SHIP LOGO/R/]
--------------------------------------------------------------------------------















This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


---------------------------------------------------------------------------------------
Fund Profile                             1      Investing With Vanguard              20
---------------------------------------------------------------------------------------
Investing in Index Funds                 5        Purchasing Shares                  20
---------------------------------------------------------------------------------------
More on the Fund                         6        Converting Shares                  23
---------------------------------------------------------------------------------------
  The Fund and Vanguard                 12        Redeeming Shares                   24
---------------------------------------------------------------------------------------
  Investment Advisor                    13        Exchanging Shares                  28
---------------------------------------------------------------------------------------
  Dividends, Capital Gains, and Taxes   14        Frequent-Trading Limits            29
---------------------------------------------------------------------------------------
  Share Price                           16        Other Rules You Should Know        30
---------------------------------------------------------------------------------------
Financial Highlights                    17        Fund and Account Updates           34
---------------------------------------------------------------------------------------
                                                  Contacting Vanguard                36
---------------------------------------------------------------------------------------
                                                ETF Shares                           38
---------------------------------------------------------------------------------------
                                                Glossary of Investment Terms         43
---------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

This prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. A separate prospectus offers the Fund's Investor Shares, which have an investment minimum of $3,000. In addition, the Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 38 to 42 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.


Primary Investment Strategies

The Fund employs a "passive management" --or indexing--investment approach designed to track the performance of the FTSE/(R)/ All-World ex US Index, a free-float- adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 46 countries, including both developed and emerging markets. As of October 31, 2007, the United Kingdom, Japan, France, Germany, Australia, and Switzerland made up approximately 17%, 14%, 8%, 7%, 5%, and 5%, respectively, of the Index's market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information

The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-period return.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
-------------------------------------------------------------------------------
Purchase Fee                                                           0.25%/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
-------------------------------------------------------------------------------
Redemption Fee                                                         2%/2/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                    0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
-------------------------------------------------------------------------------
Other Expenses                                                         0.08%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.15%
-------------------------------------------------------------------------------
1  The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
2  The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$40           $73           $109          $216
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard FTSE All-World ex-US Index Fund Institutional Shares' annualized expense ratio in fiscal period 2007 was 0.40%, or $4.00 per $1,000 of average net assets. The average international fund had expenses in 2006 of 1.57%, or $15.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of October 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $1.4 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  March 8, 2007
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $5 million
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          FTAlWldIst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            881
-----------------------------------------------------------------------------------------------
CUSIP Number                    922042783
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VFWSX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.



Market Exposure
The Fund invests mainly in common stocks of companies located in developed and emerging markets around the world.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.



Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies located in developed and emerging countries around the world. The Fund's investment in the Index will be within the capitalization range of the companies included in the FTSE All-World ex US Index ($84 million to $405 billion as of October 31, 2007). While the Index tracks stocks that are predominantly large-cap, it also tracks mid- and small-cap stocks to a lesser extent. Historically, these stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. In the future, the Index's market-capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.


[FLAG]
The Fund is subject to emerging markets risk, which is the change that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.




Indexing Strategy. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.



Depositary Receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, the Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. The Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


The FTSE All-World ex US Index. The FTSE All-World ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider that currently manages and calculates more than 60,000 indexes daily.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.



Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Purchase and Redemption Fees
The Fund charges a 0.25% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee. In addition, the Fund charges a 2% redemption fee on shares that are redeemed before they have been held two months. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The 2% redemption fees are designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for the Fund has been very low. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 72%; for passively managed international stock funds, the average turnover rate was approximately 51%, as reported by Morningstar, Inc., on October 31, 2007.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal period ended October 31, 2007, the advisory expenses represented an effective annual rate of 0.003% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Fund since its inception. Education: B.S., LaSalle University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


.. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About 'Buying a Dividend'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 This explanation uses the Fund's Institutional Shares as an example. The Institutional Shares began the fiscal period ended October 31, 2007, with a net asset value (price) of $107.33 per share. During the period, each Institutional Share earned $1.15 from investment income (interest and dividends) and $16.28 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 During the period, shareholders received no dividend or capital gains distributions.

 The share price at the end of the period was $124.76, reflecting earnings of $17.43 per share and no distributions. This was an increase of $17.43 per share (from $107.33 at the beginning of the period to $124.76 at the end of the period). The total return was 16.24% for the period.

 As of October 31, 2007, the Institutional Shares had approximately $157 million in net assets. For the period, the annualized expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the annualized net investment income amounted to 2.86% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 10% of its net assets.
--------------------------------------------------------------------------------

FTSE All-World ex-US Index Fund Institutional Shares

                                                                    April 30, 2007(1) to
                                                                        October 31, 2007
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $107.33
-------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------
Net Investment Income                                                               1.15(2)
-------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                             16.28
-------------------------------------------------------------------------------------------
Total from Investment Operations                                                   17.43
-------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                  --
-------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                             --
-------------------------------------------------------------------------------------------
Total Distributions                                                                   --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $124.76
===========================================================================================
Total Return(3)                                                                   16.24%
===========================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                $157
-------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                      0.15%(4)
-------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                               2.86%(4)
-------------------------------------------------------------------------------------------
Turnover Rate(5)                                                                     10%
===========================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 0.25% transaction fee on purchases and the 2% fee assessed on redemptions of shares held for less than two months.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF creation units.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES


Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.



Account Minimums for Institutional Shares


To open and maintain an account. $5 million. Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.



To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase



By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.




By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.




By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--881). See Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.



Purchase Fees
The Fund charges a purchase fee of 0.25% on all share purchases, including shares purchased by exchange from other Vanguard funds. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



Converting Shares


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day the trade date will be the next business day. See Other Rules You Should Know. (Please contact Vanguard for information on conversions to ETF Shares.)


Conversions to Institutional Shares

You are eligible for a self-directed conversion from Investor Shares to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.



REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.



By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.




By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.



Redemption Fees

The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.


.. Redemptions of shares to remove excess shareholder contributions to an IRA.


.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.

 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)


.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)



Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.



Subject to revision. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.



Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.



Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts

The Fund reserves the right to convert an investor's Institutional Shares to Investor Shares if the fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor. No purchase or redemption fee will be imposed on share-class conversions.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.



Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard FTSE All-World ex-US Index Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD



Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors Business hours only:
                        Monday-Friday, 8:30 a.m. to 7 p.m., Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Number
Please use the specific fund number when contacting us:


                                            Institutional Shares
------------------------------------------------------------------
Vanguard FTSE All-World ex-US Index Fund                     881
------------------------------------------------------------------














Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. Vanguard FTSE
All-World ex-US Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE All-World ex US Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein.

"FTSE/(R)/" is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. "All-World" is a trademark of FTSE International Limited.

ETF SHARES


In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Institutional Shares issued by one of these funds, you may convert those shares into ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Although ETF Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares
Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.


An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.

The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.



Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.









*U.S. Pat. No. 6,879,964 B2.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 300,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.


.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for the Fund's ETF Shares as of October 31, 2007, were 0.25%.



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares into ETF Shares of equivalent value. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country risk is especially high in emerging markets.



Currency Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of companies in a particular country.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [VANGUARD SHIP LOGO/R/]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard FTSE All-World ex-US Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-952-3335


If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people with hearing impairment:
800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I881 022008

--------------------------------------------------------------------------------

Vanguard/(R)/ FTSE All-World ex-US ETF


>  Prospectus



Exchange-traded fund shares that are not individually redeemable

February 19, 2008

--------------------------------------------------------------------------------



                                                         [VANGUARD SHIP LOGO/R/]
--------------------------------------------------------------------------------















This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


------------------------------------------------------------------------------------
ETF Profile                                1       Financial Highlights           25
------------------------------------------------------------------------------------
Investing in Vanguard ETF(TM) Shares       5       Glossary of Investment Terms   28
------------------------------------------------------------------------------------
More on the Fund and ETF Shares            7
------------------------------------------------------------------------------------
  The Fund and Vanguard                   20
------------------------------------------------------------------------------------
  Investment Advisor                      21
------------------------------------------------------------------------------------
  Dividends, Capital Gains, and  Taxes    22
------------------------------------------------------------------------------------
  Daily Pricing                           24
------------------------------------------------------------------------------------



A Note to Retail Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from the Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.

ETF PROFILE--VANGUARD FTSE ALL-WORLD EX-US ETF

The following profile summarizes key features of Vanguard FTSE All-World ex-US ETF, an exchange-traded class of shares issued by Vanguard FTSE All-World ex-US Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.


Primary Investment Strategies

The Fund employs a "passive management" --or indexing--investment approach designed to track the performance of the FTSE/(R)/ All-World ex US Index, a free-float- adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 46 countries, including both developed and emerging markets. As of October 31, 2007, the United Kingdom, Japan, France, Germany, Australia, and Switzerland made up approximately 17%, 14%, 8%, 7%, 5%, and 5%, respectively, of the Index's market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

.. Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

.. FTSE All-World ex-US ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a FTSE All-World ex-US ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying FTSE All-World ex-US ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.


.. Although FTSE All-World ex-US ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of FTSE All-World ex-US ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if FTSE All-World ex-US ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information

The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-period return.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard FTSE All-World ex-US Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          Varies/1/
--------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                       None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                   0.08%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
--------------------------------------------------------------------------------
Other Expenses                                                        0.17%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.25%
--------------------------------------------------------------------------------

1  An investor purchasing or redeeming Creation Units of FTSE All-World ex-US
   ETF will pay to the issuing Fund a standard transaction fee of $22,000. An additional fee may be charged on the cash portion of any creation (purchase) or redemption transaction. Please see "Purchasing Vanguard ETF Shares From an
   Issuing Fund."

   An investor buying or selling FTSE All-World ex-US ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into FTSE All-World ex-US ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in FTSE All-World ex-US ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in FTSE All-World ex-US ETF. This example assumes that FTSE All-World ex-US ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell FTSE All-World ex-US ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------



The value of a FTSE All-World ex-US ETF Creation Unit as of October 31, 2007, was approximately $18.996 million. Assuming an investment of $18.996 million, payment of the standard $22,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total costs of holding a FTSE All-World ex-US ETF Creation Unit would be $92,562 if the Creation Unit were redeemed after one year and $196,714 if redeemed after three years.

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard FTSE All-World ex-US ETF Fund SHARE CLASS' annualized expense ratio in fiscal period 2007 was 0.40%, or $4.00 per $1,000 of average net assets. The average international fund had expenses in 2006 of 1.57%, or $15.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Additional Information
As of October 31, 2007
----------------------------------------------------------------------------------------------------
Net Assets (all share classes of     $1.4 billion
FTSE All-World ex-US Index Fund)
----------------------------------------------------------------------------------------------------
Investment Advisor                   The Vanguard Group, Inc., Valley Forge, Pa., since inception
----------------------------------------------------------------------------------------------------
Dividends and Capital Gains          Distributed annually in December
----------------------------------------------------------------------------------------------------
Inception Date                       ETF Shares--March 2, 2007
----------------------------------------------------------------------------------------------------
Number of FTSE All-World ex-US ETF   300,000
Shares in a Creation Unit
----------------------------------------------------------------------------------------------------
Vanguard Fund Number                 991
----------------------------------------------------------------------------------------------------
CUSIP Number                         922042775
----------------------------------------------------------------------------------------------------
AMEX Ticker Symbol                   VEU
----------------------------------------------------------------------------------------------------

INVESTING IN VANGUARD ETF(TM) SHARES



What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes FTSE All-World ex-US ETF, a class of shares issued by Vanguard FTSE All-World ex-US Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.


How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.


An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.

The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.



How Do I Buy and Sell Vanguard ETF Shares?

The Fund issues and redeems ETF Shares only in bundles of 300,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must trade through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can acquire ETF Shares in one of two ways. If you own conventional shares of a stock fund that issues ETF Shares, you can, for a fee, convert those shares into ETF Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under More on the Fund and ETF Shares. In addition, any investor can purchase ETF Shares on the secondary market through a broker. ETF Shares are publicly traded on a national securities exchange. To acquire ETF Shares through either means, you must have a brokerage account. For information about acquiring ETF Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell ETF Shares, you must do so through your broker; ETF Shares cannot be converted back into conventional shares.


When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.

More on the Fund and ETF Shares


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.



Market Exposure
The Fund invests mainly in common stocks of companies located in developed and emerging markets around the world.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970-2007)
                    1 Year  5 Years   10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%      22.0%     15.5%
----------------------------------------------------------
Worst                 -23.4     -2.9       4.0       7.4
----------------------------------------------------------
Average                12.9     11.1      11.6      12.3
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance from either foreign markets as a whole or the ETF Shares in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.



Returns for Various Stock Markets/1/
                       European             Pacific             Emerging             U.S.
                      Market/2/           Market/2/           Markets/2/           Market
------------------------------------------------------------------------------------------
1998                      28.53%               2.72%              -25.34%           28.58%
------------------------------------------------------------------------------------------
1999                      15.89               56.65                66.41            21.04
------------------------------------------------------------------------------------------
2000                      -8.39              -25.78               -30.61            -9.10
------------------------------------------------------------------------------------------
2001                     -19.90              -25.40                -2.62           -11.89
------------------------------------------------------------------------------------------
2002                     -18.38               -9.29                -6.17           -22.10
------------------------------------------------------------------------------------------
2003                      38.54               38.48                55.82            28.68
------------------------------------------------------------------------------------------
2004                      20.88               18.98                25.55            10.88
------------------------------------------------------------------------------------------
2005                       9.42               22.64                34.00             4.91
------------------------------------------------------------------------------------------
2006                      33.72               12.20                32.17            15.79
------------------------------------------------------------------------------------------
2007                      13.86                5.30                39.39             5.49
------------------------------------------------------------------------------------------
1    European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2    Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.



Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies located in developed and emerging countries around the world. The Fund's investment in the Index will be within the capitalization range of the companies included in the FTSE All-World ex US Index ($84 million to $405 billion as of October 31, 2007). While the Index tracks stocks that are predominantly large-cap, it also tracks mid- and small-cap stocks to a lesser extent. Historically, these stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. In the future, the Index's market-capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.


[FLAG]
The Fund is subject to emerging markets risk, which is the change that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.



Indexing Strategy. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.



Depositary Receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, the Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. The Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.


The FTSE All-World ex US Index. The FTSE All-World ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider that currently manages and calculates more than 60,000 indexes daily.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Special Risks of Exchange-Traded Shares

[FLAG]
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.


[FLAG]
The market price of ETF Shares may differ from net asset value. Vanguard ETF Shares are listed for trading on a national securities exchange and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.



The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

The following table shows the number of times the Fund's ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.



Premium/Discount Information as of the Most Recent Calendar Quarter Ended
December 31, 2007
                             Market Price Above or Equal
                             to NAV                                  Market Price Below NAV
------------------------------------------------------------------------------------------------
Basis Point                    Number         Percentage of        Number        Percentage of
Differential/1/               of Days            Total Days       of Days           Total Days
------------------------------------------------------------------------------------------------
Vanguard FTSE All-World ex-US ETF  (Beginning March 2, 2007)
------------------------------------------------------------------------------------------------
0-24.9                             62                 29.38%            7                 3.32%
------------------------------------------------------------------------------------------------
25-49.9                           107                 50.71             0                 0.00
------------------------------------------------------------------------------------------------
50-74.9                            31                 14.69             0                 0.00
------------------------------------------------------------------------------------------------
75-100                              2                  0.95             0                 0.00
------------------------------------------------------------------------------------------------
>100                                2                  0.95             0                 0.00
------------------------------------------------------------------------------------------------
Total                             204                 96.68%            7                 3.32%
------------------------------------------------------------------------------------------------
1 One basis point equals 1/100 of 1%.



The following table shows the cumulative (not annual) total returns of the Fund's ETF Shares, based on the shares' NAV and market price, and of the Fund's target index.



Cumulative Total Returns as of the Most Recent Calendar Quarter Ended December 31, 2007

                                                                                  Since
                                                                              Inception(1)
----------------------------------------------------------------------------------------
Vanguard FTSE All-World ex-US ETF
----------------------------------------------------------------------------------------
Return Based on NAV                                                               18.56%
----------------------------------------------------------------------------------------
Return Based on Market Price                                                      18.69
----------------------------------------------------------------------------------------
FTSE All-World ex US Index
(reflects no deduction for fees, expenses, or taxes)                              18.61%
----------------------------------------------------------------------------------------
1 Since-inception returns are from March 2, 2007--the inception date of the ETF
Shares--through December 31, 2007.



Note: Vanguard's website will show the prior day's closing NAV and closing market price for the Fund's ETF Shares. The website also will disclose how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.


[FLAG]
An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained.

[FLAG]
Trading may be halted. Trading of Vanguard ETF Shares on the national securities exchange will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange, or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the listing exchange is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from an issuing Fund and redeem such units with the Fund.



Purchasing Vanguard ETF Shares From an Issuing Fund

You can purchase ETF Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:


.. Eligible Investors. To purchase ETF Shares from the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.


.. Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is 300,000. The Fund will not issue fractional Creation Units.

.. In-Kind Creation Basket. To purchase a Creation Unit-size block of ETF Shares, you must deposit with the issuing Fund a basket of securities. Each business day, after the close of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in the next business day's creation basket (each, a Deposit Security). The Fund reserves the right to permit or require purchasers to tender a nonconforming creation basket, including a basket that contains cash in lieu of any Deposit Security. A portion of the Fund's creation basket may include American Depositary Receipts (ADRs).


.. Cash Purchases. The Funds reserve the right to require cash rather than in-kind securities in certain markets. As of the date of this prospectus, cash will be required for securities traded in Brazil, Chile, India, Malaysia, South Korea, and Taiwan.

.. Purchase Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Purchase Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the Deposit Securities. The Purchase Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Purchase Balancing Amount. You also must pay a transaction fee in cash. The Purchase Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. Placement and Timing of Purchase Orders. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

.. Transaction Fee on Purchase of Creation Units. The Fund imposes a transaction fee in the amount of $22,000 on each purchase of Creation Units, regardless of the number of units purchased. When cash is included in the creation basket in lieu of one or more securities, the Fund may impose an additional transaction fee in an amount not to exceed 2% of the cash-in-lieu amount. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units and investing cash.



Redeeming Vanguard ETF Shares With an Issuing Fund
The redemption process is essentially the reverse of the purchase process.

.. Eligible Investors. To redeem ETF Shares with the Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

.. Creation Units. To redeem ETF Shares with the Fund, you must tender the shares in Creation Unit-size blocks.


.. In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities (Redemption Securities). In most cases, the Redemption Securities you receive will be the same as the Deposit Securities required of investors purchasing Creation Units on the same day. There will be times, however, when the Deposit and Redemption Securities differ. The name and number of the Redemption Securities in the redemption basket will be available on the NSCC bulletin board. The Fund reserves the right to deliver a nonconforming redemption basket.

.. Redemption Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the Redemption Securities, you will either receive from or pay to the Fund a Redemption Balancing Amount in cash. If you are due to receive a Redemption Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

.. Cash Redemptions. The Funds may redeem in cash rather than in kind in certain markets. As of the date of this prospectus, cash redemptions will be made for securities traded in Brazil, Chile, India, Malaysia, South Korea, and Taiwan.


.. Placement and Timing of Redemption Orders. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date (generally 4 p.m., Eastern time), and if all other procedures set forth in the Participation Agreement are followed.

.. Transaction Fee on Redemption of Creation Units. The Fund imposes a transaction fee in the amount of $22,000 on each redemption of Creation Units, regardless of the number of units redeemed. When cash is included in the redemption basket in lieu of one or more securities, the Fund may impose an additional transaction fee in an amount not to exceed 2% of the cash-in-lieu amount. As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units and liquidating securities to generate cash.



Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.


Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares into ETF Shares of equivalent value. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.


Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.


Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.


A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.



A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, the Funds do not intend to include 144A securities in a redemption basket.)

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

A note on unusual circumstances: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for the Fund has been very low. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 72%; for passively managed international stock funds, the average turnover rate was approximately 51%, as reported by Morningstar, Inc., on October 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk/(R)/ About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal period ended October 31, 2007, the advisory expenses represented an effective annual rate of 0.003% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Fund since its inception. Education: B.S., LaSalle University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service (either the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the Depository Trust Company). If a reinvestment service is available and used, distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional ETF Shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned ETF Shares.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.


.. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Daily Pricing


The net asset value, or NAV, of the Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks, or if you convert your conventional fund shares into ETF Shares.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.



When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


Financial Highlights

The following financial highlights table is intended to help you understand the ETF Shares' financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The ETF Shares began the fiscal period ended October 31, 2007, with a net asset value (price) of $49.80 per share. During the period, the Fund earned $1.03 per share from investment income (interest and dividends) and $12.49 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 During the period, shareholders received no dividend or capital gains distributions.

 The share price at the end of the period was $63.32, reflecting earnings of $13.52 per share and no distributions. This was an increase of $13.52 per share (from $49.80 at the beginning of the period to $63.32 at the end of the period). The total return was 27.15% for the period.

 As of October 31, 2007, the ETF Shares had approximately $1.1 billion in net assets. For the period, the annualized expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the annualized net investment income amounted to 2.76% of its average net assets. The Fund sold and replaced securities valued at an annualized rate of 10% of its net assets.
--------------------------------------------------------------------------------

FTSE All-World ex-US ETF Shares
                                                                      March 8, 2007(1) to
                                                                         October 31, 2007
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $49.80
--------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------
Net Investment Income                                                                1.03(2)
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                              12.49
--------------------------------------------------------------------------------------------
Total from Investment Operations                                                    13.52
--------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                   --
--------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                              --
--------------------------------------------------------------------------------------------
Total Distributions                                                                    --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $63.32
============================================================================================
Total Return                                                                       27.15%
============================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                               $1,068
--------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                       0.25%(3)
--------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                2.76%(3)
--------------------------------------------------------------------------------------------
Turnover Rate(4)                                                                      10%
============================================================================================
1  Inception.
2  Calculated based on average shares outstanding.
3  Annualized.
4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
   ETF creation units.





Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard ETF, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. Vanguard FTSE All-World ex-US Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited
(FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE All-World ex US Index (the Index) and/ or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein.

"FTSE/(R)/" is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. "All-World" is a trademark of FTSE International Limited.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.


Bid-Asked Spread. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.



Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country risk is especially high in emerging markets.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

ETF Shares. A class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [VANGUARD SHIP LOGO]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard FTSE All-World ex-US ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing Fund provides more detailed information about the Fund's ETF Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about ETF Shares, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5972

(C) 2008 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2
Vanguard Marketing Corporation, Distributor.

P991 022008

                                     PART B

                 VANGUARD/(R)/ INTERNATIONAL EQUITY INDEX FUNDS
                                  (THE TRUST)


                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 19, 2008


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated February 19, 2008). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS


DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES ...................................................B-3
INVESTMENT LIMITATIONS ...............................................B-16
SHARE PRICE...........................................................B-18
PURCHASE AND REDEMPTION OF SHARES.....................................B-18
MANAGEMENT OF THE FUNDS ..............................................B-20
INVESTMENT ADVISORY SERVICES..........................................B-32
PORTFOLIO TRANSACTIONS................................................B-34
PROXY VOTING GUIDELINES...............................................B-34
INFORMATION ABOUT THE ETF SHARE CLASS.................................B-39
FINANCIAL STATEMENTS .................................................B-65
LEGAL DISCLAIMER .....................................................B-65


                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard International Equity Index Funds (the Trust) was organized as a Maryland corporation in 1989, and was reorganized as a Delaware statutory trust in July 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard International Equity Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds and classes of shares:




                                             SHARE CLASSES/1/
                                             -------------

FUND/2/                                        Investor     Admiral   Institutional        Signal          ETF
-------                                        --------     -------   -------------        ------          ---
Vanguard European Stock Index Fund               Yes          Yes           Yes              Yes           Yes
Vanguard Pacific Stock Index Fund                Yes          Yes           Yes              Yes           Yes
Vanguard Emerging Markets Stock Index Fund       Yes          Yes           Yes              Yes           Yes
Vanguard FTSE All-World ex-US Index Fund         Yes          No            Yes              No            Yes
  1 Individually, a class, collectively, the classes.
  2 Individually, a Fund; collectively, the Funds.


 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement.

Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.



 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. ETF Shares cannot be converted into conventional shares of a fund. For additional information about the conversion rights applicable to ETF Shares, please see "Information About the ETF Share Class."


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the European Stock Index, Pacific Stock Index, Emerging Markets Stock Index, and FTSE All-World ex-US Index Funds will invest at least 80% of their assets in the types of stocks connoted by their respective names. In applying these 80% policies, assets include net assets and borrowings for investment purposes.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.



 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.



 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.



 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."



 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 Vanguard ETF(TM) *Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.


---------
* U.S. Pat. No. 6,879,964 B2.

 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.



 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. In an index fund, the intent is to maintain exposure to foreign currencies to the same extent that the fund's assets are held in securities denominated in those currencies. A fund may enter into foreign currency contracts when it trades foreign stocks in order to avoid any gain or loss on the currency during the settlement period. A fund also may enter into foreign currency transactions to provide the appropriate currency exposure to offset an amount related to an open futures contract. A fund will not speculate in foreign currency exchange.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."



 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FOREIGN SECURITIES -- RUSSIAN MARKET RISK. There are significant risks inherent in investing in Russia. Because of the underdeveloped state of Russia's banking system, settlement, clearing, and registration of securities transactions are subject to significant risks.


 Equity securities in Russia are issued only in book entry form and ownership records are maintained by registrars who are under contract with the issuers. Although a Russian sub-custodian will maintain copies of the registrar's records ("Share Extracts") on its premises, such Share Extracts may not, however, be legally sufficient to establish ownership of securities. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.



 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."



 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.



 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.



 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."



 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.



 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."



 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.



 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.



 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.



 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."



 INVESTMENT POLICY RELATING TO THE SALE OF INVESTOR SHARES OF THE FUND IN JAPAN. Each Fund may borrow (as defined under Japanese law and the rules of the Japanese Securities Dealers Association) money for temporary or emergency purposes only in an amount not to exceed 10% of the Fund's net assets.


                             INVESTMENT LIMITATIONS


     VANGUARD EUROPEAN STOCK INDEX FUND, VANGUARD PACIFIC STOCK INDEX FUND,
                 AND VANGUARD EMERGING MARKETS STOCK INDEX FUND


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 ASSESSABLE SECURITIES. Each Fund may not invest in assessable securities or securities involving unlimited liability on the part of the holders thereof.


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.



 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.



 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                    VANGUARD FTSE ALL-WORLD EX-US INDEX FUND


The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.


 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.


 INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act.


 LOANS. The Fund may make loans only as permitted under the 1940 Act.

 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.


 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                                   ALL FUNDS


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see "Investment Policies."



                                  SHARE PRICE


Multiple-class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.



 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.



 The European Stock Index and Pacific Stock Index Funds do not charge purchase fees. The Emerging Markets Stock Index Fund charges a 0.5% purchase fee. The FTSE All-World ex-US Index Fund charges a 0.25% purchase fee. The purchase fee is paid to the Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including exchanges from other Vanguard funds, but not from reinvested dividends and capital gains.


REDEMPTION OF SHARES (OTHER THAN ETF SHARES)


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.



 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 There is a 0.5% redemption fee charged for redemptions from the Emerging Markets Index Fund. For the European Stock Index, Pacific Stock Index, and FTSE All-World ex-US Index Funds, each Fund charges a redemption fee of 2% for shares held for less than two months. The redemption fee is paid to the Fund to reimburse the Fund for transaction costs it incurs while liquidating securities in order to meet fund redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.


 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


 Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions (not applicable to Vanguard Emerging Markets Stock Index Fund).

- Share transfers, rollovers, or re-registrations within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.


- Redemptions of shares to remove excess shareholder contributions to an IRA.


- Section 529 college savings plans.

- Distributions by shareholders age 701/2 or older from the following (not applicable to Vanguard Emerging Markets Stock Index Fund):

 -  Traditional IRAs.

 -  Inherited IRAs (traditional and Roth).

 -  Rollover IRAs.

 -  SEP-IRAs.

 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.

 -  SIMPLE IRAs.

 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

 - For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.


 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Direct rollovers into IRAs.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until

Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.



 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of October 31, 2007, the Funds had contributed $6,336,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 6.33% of Vanguard's capitalization.

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of October 31, 2007, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.



 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.



 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2005, 2006, and 2007, and are presented as a percentage of each Fund's average month-end net assets.





                      ANNUAL SHARED FUND OPERATING EXPENSES
                   (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                   -------------------------------------------
                                                 FISCAL YEAR ENDED             FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                                             10/31/2005                    10/31/2006                10/31/2007
----                                             ----------                    ----------                ----------
EUROPEAN STOCK INDEX FUND
Management and Administrative Expenses:          0.20%                         0.19%                     0.14%
Marketing and Distribution Expenses:             0.02                          0.02                      0.02
PACIFIC STOCK INDEX FUND
Management and Administrative Expenses:          0.23%                         0.19%                     0.14%
Marketing and Distribution Expenses:             0.02                          0.02                      0.02
EMERGING MARKETS STOCK INDEX FUND
Management and Administrative Expenses:          0.25%                         0.25%                     0.20%
Marketing and Distribution Expenses:             0.02                          0.02                      0.02
FTSE ALL-WORLD EX-US INDEX FUND 1
Management and Administrative Expenses:          --                            --                        0.10%
Marketing and Distribution Expenses:             --                            --                        0.01



1 The inception date for Vanguard FTSE All-World ex-US Index Fund was March 2, 2007.

OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              152
(1954)                   Board, Chief                           Director (Trustee) of Vanguard, and each of the
                         Executive Officer,                     investment companies served by Vanguard.
                         and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             152
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

Emerson U. Fullwood      Trustee              January 2008      Executive Chief Staff and Marketing Officer for North            152
(1948)                                                          America since 2004 and Corporate Vice President of
                                                                Xerox Corporation (photocopiers and printers); Director
                                                                of SPX Corporation (multi-industry manufacturing), of
                                                                the United Way of Rochester, and of the Boy Scouts
                                                                of America.

Rajiv L. Gupta           Trustee              December 2001     Chairman, Chief Executive Officer, and President of              152
(1945)                                                          Rohm and Haas Co. (chemicals); Board Member of
                                                                American Chemistry Council; Director of Tyco
                                                                International, Ltd. (diversified manufacturing
                                                                and services) since 2005; Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          152
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004.

/1/ Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              152
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    152
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, and Chair of Finance
                                                                Faculty, Harvard Business School; Director and
                                                                Chairman of Unx, Inc. (equities trading firm) since
                                                                2003; Chair of the Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                152
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             152
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines) and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  152
(1957)                                                          investment companies served by Vanguard.

Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                152
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard, and of each of the investment companies
                                                                served by Vanguard, since 2005; Principal of Vanguard
                                                                (1997-2006).

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.




 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2006 and 2007, Vanguard paid Greenwich subscription fees amounting to less than $610,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: The Trust's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held six meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held six meetings during the Funds' last fiscal year.



 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Emerson Fullwood is not included in the table because he did not serve as trustee as of December 31, 2007.)



                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                          TRUSTEES' COMPENSATION TABLE




                                                    PENSION OR RETIREMENT         ACCRUED ANNUAL   TOTAL COMPENSATION
                                    AGGREGATE            BENEFITS ACCRUED             RETIREMENT    FROM ALL VANGUARD
                                 COMPENSATION            AS PART OF THESE             BENEFIT AT           FUNDS PAID
TRUSTEE                      FROM THESE FUNDS(1)          FUNDS' EXPENSES(1)     JANUARY 1, 2007(2)       TO TRUSTEES(3)
-------                      -------------------          ------------------     ------------------       --------------
John J. Brennan                            --                          --                     --                   --
Charles D. Ellis                       $6,956                          --                     --             $145,000
Rajiv L. Gupta                          6,758                          --                     --              145,000
Amy Gutmann                             6,956                          --                     --              145,000
JoAnn Heffernan Heisen                  6,956                        $145                 $2,542              145,000
Andre F. Perold                         6,956                          --                     --              145,000
Alfred M. Rankin, Jr.                   7,565                         176                  4,982              168,000
J. Lawrence Wilson                      6,759                         186                  7,240              140,900
1  The amounts shown in this column are based on the Funds' fiscal year ended
   October 31, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2  Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the
   Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3  The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152 Vanguard funds for the
   2007 calendar year.

OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2007.



                                                                             DOLLAR RANGE OF FUND   AGGREGATE DOLLAR RANGE OF
                                                                             SHARES OWNED           VANGUARD FUND SHARES
FUND                                         TRUSTEE                         BY TRUSTEE             OWNED BY TRUSTEE
----                                         -------                         ----------             ----------------
EUROPEAN STOCK INDEX FUND                    John J. Brennan                 Over $100,000          Over $100,000
                                             Charles D. Ellis                --                     Over $100,000
                                             Emerson U. Fullwood(1)          --                     Over $100,000
                                             Rajiv L. Gupta                  --                     Over $100,000
                                             Amy Gutmann                     --                     Over $100,000
                                             JoAnn Heffernan Heisen          --                     Over $100,000
                                             Andre F. Perold                 --                     Over $100,000
                                             Alfred M. Rankin, Jr.           --                     Over $100,000
                                             J. Lawrence Wilson              Over $100,000          Over $100,000

PACIFIC STOCK INDEX FUND                     John J. Brennan                 Over $100,000          Over $100,000
                                             Charles D. Ellis                Over $100,000          Over $100,000
                                             Emerson U. Fullwood(1)          --                     Over $100,000
                                             Rajiv L. Gupta                  --                     Over $100,000
                                             Amy Gutmann                     --                     Over $100,000
                                             JoAnn Heffernan Heisen          --                     Over $100,000
                                             Andre F. Perold                 --                     Over $100,000
                                             Alfred M. Rankin, Jr.           --                     Over $100,000
                                             J. Lawrence Wilson              --                     Over $100,000

EMERGING MARKETS STOCK INDEX FUND            John J. Brennan                 Over $100,000          Over $100,000
                                             Charles D. Ellis                Over $100,000          Over $100,000
                                             Emerson U. Fullwood(1)          --                     Over $100,000
                                             Rajiv L. Gupta                  --                     Over $100,000
                                             Amy Gutmann                     Over $100,000          Over $100,000
                                             JoAnn Heffernan Heisen          Over $100,000          Over $100,000
                                             Andre F. Perold                 Over $100,000          Over $100,000
                                             Alfred M. Rankin, Jr.           --                     Over $100,000
                                             J. Lawrence Wilson              Over $100,000          Over $100,000

FTSE ALL-WORLD EX-US INDEX FUND              John J. Brennan                 --                     Over $100,000
                                             Charles D. Ellis                --                     Over $100,000
                                             Emerson U. Fullwood(1)          --                     Over $100,000
                                             Rajiv L. Gupta                  --                     Over $100,000
                                             Amy Gutmann                     --                     Over $100,000
                                             JoAnn Heffernan Heisen          --                     Over $100,000
                                             Andre F. Perold                 --                     Over $100,000
                                             Alfred M. Rankin, Jr.           --                     Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.

 As of January 31, 2008, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of January 31, 2008, those listed below owned of record 5% or more of each class's outstanding shares:


 Vanguard Emerging Markets Index Fund--Investor Shares: Vanguard Total International Stock Index Fund, Malvern, PA (44.53%); Vanguard European Stock Index Fund--Investor Shares: Vanguard Developed Markets Index Fund, Malvern, PA (10.6%), Vanguard Total International Stock Index Fund, Malvern, PA (62.9%); Vanguard Pacific Stock Index Fund--Investor Shares: Vanguard Developed Markets Index Fund, Malvern, PA (10.71%), Vanguard Total International Stock Index, Malvern, PA (63.59%); Vanguard Emerging Markets Index Fund--Institutional
Shares: Amica Mutual Insurance Company, Lincoln, RI (5.76%), Blue Cross and Blue Shield of Florida Inc., Jacksonville, FL (5.11%), Brown Brothers Harriman & Co, Jersey City, NJ (8.24%), C. Fred Taylor & Erica S. Taylor, Irvine, CA (10.1%), Northern Trust Co., Chicago, IL (8.21%), Sandler Foundation, San Francisco, CA (5.23%); Vanguard European Stock Index--Institutional Shares: Vanguard Institutional Developed Markets Index Fund, Malvern, PA (74.25%); Vanguard Pacific Stock Index Fund--Institutional Shares: Qualcomm Incorporated, San Diego, CA (11.64%), Vanguard Institutional Developed Markets Index Fund, Malvern, PA (58.96%); Vanguard Emerging Markets Index Fund--Signal Shares:
Charles Schwab & Co. Inc., San Francisco, CA (18.31%), Mars Deferred Comp. Plan, Mc Lean, VA (8.67%); Vanguard European Stock Index Fund--Signal Shares: Rohm and Haas Co., Philadelphia, PA (6.12%), National Financial Services LLC, New York, NY (11.97%), Charles Schwab & Co. Inc., San Francisco, CA (36.06%); Vanguard Pacific Stock Index--Signal Shares: Rohm and Haas Co., Philadelphia, PA (6.61%), National Financial Services LLC, New York, NY (15.27%), Charles Schwab & Co. Inc., San Francisco, CA (29.64%); FTSE All-World ex-US Index Fund--Institutional
Shares: Unifalls & Company, Sioux Falls, SD (6.57%), Keybank NA, Cleveland, OH (6.66%), Limit & Co., Kansas City, MO (6.98%), US Bank, Milwaukee, WI (9.53%), State Street Bank & Trust Co., Boston, MA (13.54%), American Friends of the Hebrew University Inc., New York, NY (29.56%).


 Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of January 31, 2008, the name and percentage ownership of each DTC participant that owned a record 5% or more of the outstanding ETF Shares of a Fund were as follows:


 Vanguard Emerging Markets Stock Index Fund--ETF Shares: Charles Schwab & Co., Inc. (12.66%), Citigroup Global Markets Inc. (5.31%), National Financial Services LLC (10.55%), Pershing LLC (14.28%); Vanguard FTSE All-World ex-US Index Fund--ETF Shares: Chares Schwab & Co., Inc. (18.59%), Citigroup Global Markets Inc. (6.62%), Mellon Trust of New England, National Association (6.60%), National Financial Services LLC (13.72%), Pershing LLC (14.76%); Vanguard Pacific Stock Index Fund--ETF Shares: Charles Schwab & Co. Inc. (11.32%), Citigroup Global Markets Inc. (8.56%), JPMorgan Chase Bank, National Association (5.75%), Merrill Lynch, Pierce Fenner & Smith (7.90%), Morgan Stanley DW Inc. (6.29%), National Financial Services LLC (9.32%), Pershing LLC (11.42%); Vanguard European Stock Index Fund--ETF Shares: Charles Schwab & Co. Inc. (10.77%), Citigroup Global Markets Inc. (10.22%), JPMorgan Chase Bank, National Association (6.09%), Merrill Lynch, Pierce Fenner & Smith (5.14%), Morgan Stanley DW Inc. (7.75%), National Financial Services LLC (7.19%), Pershing LLC (14.29%).



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures

Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.



 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

   As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of March 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS


Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.


 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.


 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the exchange disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of an ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An exchange specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the exchange. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.



 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.



                          INVESTMENT ADVISORY SERVICES


The Funds receive all investment advisory services from Vanguard, through its Quantitative Equity Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the fiscal years ended October 31, 2005, 2006, and 2007, the Funds incurred expenses for investment advisory services of approximately the following amounts:





                                                  FISCAL YEAR         FISCAL YEAR     FISCAL YEAR
                                                  ENDED               ENDED           ENDED
FUND                                              10/31/2005          10/31/2006      10/31/2007
----                                              ----------          ----------      ----------
Vanguard European Stock Index Fund                $189,000            $221,000        $757,000
Vanguard Pacific Stock Index Fund                 171,000             136,000         401,000
Vanguard Emerging Markets Stock Index Fund        168,000             126,000         408,000
Vanguard FTSE All-World ex-US Index Fund          --                  --              12,000




OTHER ACCOUNTS MANAGED


Duane F. Kelly manages the European Stock Index Fund which as of October 31, 2007, held assets of $38 billion. Mr. Kelly manages the Emerging Markets Stock Index Fund, which, as of October 31, 2007, held assets of $25.8 billion. Mr. Kelly also manages the FTSE All-World ex-US Index Fund which commenced operations on March 2, 2007 and which as of October 31, 2007 held assets of $1.4 billion. In addition, Mr. Kelly managed 14 other registered investment companies with total assets of $34.3 billion, and two other pooled investment vehicles with total assets of $4.1 billion, as of October 31, 2007.


 Michael Buek manages the Pacific Stock Index Fund which as of October 31, 2007, held assets of $17 billion. Mr. Buek managed six other registered investment companies with total assets of $162.4 billion and six other pooled investment vehicles with total assets of $4.7 billion, as of October 31, 2007.



MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds and accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.



 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.


 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For each Fund, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index over a one-year period. For the European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, and the FTSE All-World ex-US Index Fund, the benchmark index is the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index, MSCI Pacific Index, MSCI Emerging Markets Stock Index, and FTSE All-World ex US Index, respectively. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.



   Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of October 31, 2007, Vanguard employees collectively invested more than $2.2 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.


 As of October 31, 2007, Mr. Kelly owned no shares of the European Stock Index Fund and the FTSE All-World ex-US and owned shares of the Emerging Markets Stock Index Fund within the $10,001-$50,000 range. As of October 31, 2007, Mr. Buek owned shares of the Pacific Stock Index Fund within the $100,001-$500,000 range.



DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENT


The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.

                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. A advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with a Fund.


 As of October 31, 2007, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:





FUND                                                  REGULAR BROKER OR DEALER (OR PARENT)              AGGREGATE HOLDINGS
----                                                  ------------------------------------              ------------------
Vanguard European Stock Index Fund                    Credit Suisse Securities (USA) LLC                $278,110,000
Vanguard Pacific Stock Index Fund                     --                                                 --
Vanguard Emerging Markets Stock Index Fund            --                                                 --
Vanguard FTSE All-World ex-US Index Fund              Credit Suisse Securities (USA) LLC                5,532,000




 During the fiscal years ended October 31, 2005, 2006, and 2007, the Funds paid the following amounts in brokerage commissions:





FUND                                        2005                      2006            2007
----                                        ----                      ----            ----
European Stock Index                        $8,840,000                $11,056,000     $5,376,000
Pacific Stock Index                         718,000                   1,141,000       919,000
Emerging Markets Stock Index                3,649,000                 11,797,000      8,499,000
FTSE All-World ex-US Index(1)               --                        --              485,000
1  Vanguard FTSE All-World ex-US Index Fund did not commence operations until
   March 2, 2007



                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.

 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.



 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.



 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).


B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.



II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.



III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.



 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture




B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.



D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate.

Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.



B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.



 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                     INFORMATION ABOUT THE ETF SHARE CLASS


Each Fund offers and issues an exchange-traded class of shares called ETF Shares. Each Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.


 Each ETF Fund issues Creation Units in kind, in exchange for a basket of portfolio securities (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive an in-kind redemption of portfolio securities (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not always, be the same. The Deposit Securities and Redemption Securities may include American Depository Receipts (ADRs). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind. As of the date of this Statement of Additional Information, cash purchases and redemptions will be required for securities traded in Brazil, Chile, India, Malaysia, Peru, South Korea, and Taiwan.



EXCHANGE LISTING AND TRADING


The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange's listing requirements. The exchange may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund's ETF Shares upon termination of the ETF Share class.



 As with any stock traded on an exchange, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.


The exchange disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" (IOPV) for each Fund as calculated by an information provider. The Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for each Fund's ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are based on the real time market prices of the Deposit Securities for a Fund's ETF Shares. The IOPV is designed as an estimate of a Fund's net asset value at a particular point in time, but it is only an estimate and it should not be viewed as the actual net asset value, which is calculated once each day.



CONVERSIONS AND EXCHANGES


Owners of conventional shares issued by an ETF Fund (Investor, Admiral, or Institutional Shares) may convert those shares into ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted into shares of another class of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and ETF Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes. The Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker and the broker, in turn, will keep track of which ETF Shares belong to its customers. Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 ETF Shares rather than
2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.



 The conversion process works differently if the investor opts to hold ETF Shares through an account at Vanguard Brokerage Services (VBS/(R)/). If the investor converts his or her conventional shares to ETF Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of a Fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her ETF Shares.


BOOK ENTRY ONLY SYSTEM


Vanguard ETF/ /Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC) which is owned by certain participants of DTCC's subidiaries, including DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).



 Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.


 Each Fund recognizes DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to DTC or its nominee as the registered holder of all ETF Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the exchange.



PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS


The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT


The consideration for purchase of a Creation Unit from a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, a list of the names and the required number of shares of each Deposit Security to be included in the next Business Day's Fund Deposit for each ETF Fund (subject to possible amendment or correction). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions by the Fund, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting.



 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


To be eligible to place orders with the Distributor and to purchase Creation Units from a Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.

 To initiate a purchase order for a Creation Unit, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The Distributor shall inform the Fund's Custodian of the order. The Custodian will then inform the appropriate foreign subcustodians. Each subcustodian shall maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the relevant Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by Vanguard. Deposit Securities must be delivered to an account maintained at the applicable local subcustodians. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on the Business Day.


 The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable Transaction Fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.


 The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.


 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).


 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


 An order to purchase Creation Units is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. If the appropriate parties do not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When each subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit have been delivered to the account of the relevant subcustodian, and the Cash Component has been delivered to the Custodian, the Distributor shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.



 A Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 103% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit) in accordance with the Fund's procedures. The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date. If the order is not placed in proper form by 4 p.m, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Information concerning the Funds' current procedures for use of collateral under these circumstances is available from the Distributor. The Funds will be permitted to purchase missing Deposit Securities at any time and the Authorized Participant will be subject to liability for any shortfall between the cost to the Fund of purchasing the missing Deposit Securities and the cash collateral.


ACCEPTANCE OF PURCHASE ORDERS


Subject to the conditions that (1) an irrevocable purchase order has been submitted by the Authorized Participant
(either on its own or another investor's behalf) not later than the Closing Time, and (2) arrangements satisfactory to the

Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right to reject any order until acceptance.


REJECTION OF PURCHASE ORDERS


Each of the Funds reserves the absolute right to reject a purchase order. By way of example, and not limitation, a Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;


- the Deposit Securities delivered are not as disseminated through the facilities of the exchange for that date, as described above;


- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or


- circumstances outside the control of the Fund, the Transfer Agent, the custodian, the subcustodian(s), the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Custodian, the subcustodian(s), the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.



 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The Funds, Vanguard, the Transfer Agent, the Custodian, the subcustodian(s), and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.


TRANSACTION FEE ON PURCHASES OF CREATION UNITS


Each of the Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units.


 When a Fund permits or requires a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities. The transaction fees for in-kind and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.



                                                                         MAXIMUM
                                                                      ADDITIONAL
                                                                        VARIABLE
                                                                      CHARGE FOR
FUND                                          TRANSACTION FEE     CASH PURCHASES
----                                          ---------------     --------------
European ETF Shares                                   $ 9,600              2.00%
Pacific ETF Shares                                      7,200              2.00
Emerging Markets ETF Shares                             9,300              2.00
FTSE All-World ex-US ETF Shares                        22,000              2.00
1 As a percentage of the cash in lieu amount invested.


REDEMPTION OF ETF SHARES IN CREATION UNITS


ETF Shares may be redeemed only in Creation Units; a Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a Business Day in good order will receive the NAV next determined after the request is made.


 Unless cash redemptions are available or specified for a Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


   Vanguard, through the NSCC, makes available immediately prior to the opening of business on the exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.



TRANSACTION FEE ON REDEMPTIONS OF CREATION UNITS


Each of the Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units.


 When an ETF Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


 The transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Redemption Securities from the Fund to their account.

                                                              MAXIMUM ADDITIONAL
                                       TRANSACTION FEE       VARIABLE CHARGE FOR
FUND                                    ON REDEMPTIONS          CASH REDEMPTIONS/1/
----                                    --------------          -------------------
European ETF Shares                            $ 9,600                     2.00%
Pacific ETF Shares                               7,200                     2.00
Emerging Markets ETF Shares                      9,300                     2.00
FTSE All-World ex-US ETF Shares                 22,000                     2.00
1  As a percentage of the cash in lieu amount redeemed.


PLACEMENT OF REDEMPTION ORDERS


Redemption requests for Creation Units must be submitted to the Distributor by or through an Authorized Participant on a Business Day between the hours of 9 a.m. and 4 p.m., Eastern time. Investors are responsible for making arrangements for redemption requests to be made through Authorized Participants. The Distributor will provide a list of current Authorized Participants upon request. Investors making a redemption request should be aware that such request must be in the form specified by the Authorized Participant. Investors making a redemption request should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the ETF Shares to the Fund's Transfer Agent. Investors should also allow for the additional time that may be requested to effect redemptions through their financial intermediaries if such intermediaries are not Authorized Participants. An order to redeem a Creation Unit of a Fund is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's Custodian does not receive the required number of ETF Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.



 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Fund on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Fund on such Transmittal Date.


 Each Fund reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).



 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock.


 A redemption request is considered to be in "proper form" if (1) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit being redeemed through the book-entry system of the DTC so as to be effective by the exchange closing time on a day on which the exchange is open for business and (2) a request satisfactory to the Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above.


 Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's ETF Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through the DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of the DTC or the DTC Participant through which such investor holds ETF Shares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.



   In connection with taking delivery of shares of Redemption Securities upon redemption of a Creation Unit, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank, or other custody provider in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Deposit Securities will be delivered.


 Deliveries of redemption proceeds by the Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a Fund, Appendix A identifies the instances where more than seven days would be needed to deliver redemption proceeds. The Funds will deliver in-kind redemption proceeds within the number of days stated in Appendix A.



 If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of the redeeming Beneficial Owner has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of the Creation Unit redeemed after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Redemption Securities of the Fund). Redemptions of Creation Units will be subject to compliance with applicable United States federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities.


 Although the ETF Funds do not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by a Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).


 To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Unit to be redeemed to the Fund at or prior to 4 p.m. on the business day of submission of such redemption request, the Distributor will nonetheless accept the redemption in reliance on the undertaking by the Authorized Participant to deliver the missing ETF Shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 103% of the value of the missing ETF Shares in accordance with the Fund's then-effective procedures. Information concerning the Funds' current procedures for use of collateral under these circumstances is available from the Distributor. The only collateral that is acceptable to the Fund is cash in U.S. dollars. The Fund's current procedures for collateralization of missing ETF Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to purchase the missing ETF Shares or acquire the Redemption Securities and the Cash Component underlying such ETF Shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such ETF Shares, Redemption Securities, or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.


 Because the Redemption Securities of a Fund may trade on the relevant exchange(s) on days that the exchange is closed, stockholders may not be able to redeem their shares of such Fund, or to purchase or sell ETF Shares on the exchange, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.


 The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.



APPENDIX A--ETF SHARES: FOREIGN MARKET INFORMATION


The ETF Funds generally intend to deliver Redemption Securities on a basis of "T" plus three Business Days. The Funds may effect deliveries of Redemption Securities on a basis other than T plus three to accommodate local holiday schedules or under certain other circumstances. The ability of the Funds to effect in-kind redemptions within three Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays that are Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Funds from delivering securities within three Business Days.


  The securities delivery cycles currently practicable for transferring Redemption Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances, during the calendar year 2008. The holidays applicable to each Fund during such periods are listed as follows, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

VANGUARD EUROPEAN ETF SHARES


REGULAR HOLIDAYS. The dates in the calendar year 2008 on which the regular holidays affect the relevant securities markets are as follows:


AUSTRIA

January 1       May 12           December 25
March 21        May 22           December 26
March 24        August 15        December 31
May 1           December 8



BELGIUM

January 1       December 25
March 21        December 26
March 24
May 1

DENMARK

January 1       April 18         December 24
March 20        May 1            December 25
March 21        May 12           December 26
March 24        June 5           December 31



FINLAND

January 1       June 20
March 21        December 24
March 24        December 25
May 1           December 26


FRANCE

January 1       December 25
March 21        December 26
March 24
May 1

GERMANY

January 1       May 12           December 31
March 21        December 24
March 24        December 25
May 1           December 26


GREECE

January 1       March 25         June 16          December 26
March 10        April 25         August 15
March 21        April 28         October 28
March 24        May 1            December 25

IRELAND

January 1       June 2
March 21        December 25
March 24        December 26
May 5

ITALY

January 1       August 15        December 31
March 21        December 24
March 24        December 25
May 1           December 26



LUXEMBOURG

January 1       May 12           December 26
March 21        June 23
March 24        August 15
May 1           December 25


NETHERLANDS
January 1       December 25
March 21        December 26
March 24
May 1

NORWAY

January 1       May 1            December 26
March 20        May 12           December 31
March 21        December 24
March 24        December 25


PORTUGAL

January 1       December 25
March 21        December 26
March 24
May 1

SPAIN

January 1       December 25
March 21        December 26
March 24
May 1

SWEDEN

January 1       June 6           December 26
March 21        June 21          December 31
March 24        December 24
May 1           December 25

SWITZERLAND

January 1       May 1              December 26
January 2       May 12
March 21        August 1
March 24        December 25


UNITED KINGDOM
January 1       May 26
March 21        August 25
March 24        December 25
May 5           December 26

REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2008). The longest redemption cycle for European ETF Shares is a function of the longest redemption cycles among the markets whose stocks make up this Fund.

DENMARK

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8
12/19/2008             12/29/2008                       T+10




FINLAND

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8
12/19/2008             12/29/2008                       T+10




GREECE

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/18/2008              3/26/2008                        T+8




NORWAY

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8
12/19/2008             12/29/2008                       T+10




SWEDEN

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/19/2008             12/29/2008                       T+10
In 2008, ten calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for European ETF Shares.

VANGUARD PACIFIC ETF SHARES

REGULAR HOLIDAYS. The dates in the calendar year 2008 on which the regular holidays affect the relevant securities markets are as follows:

AUSTRALIA

January 1       March 24         October 6
January 28      April 25         November 4
March 10        June 9           December 25
March 21        August 4         December 26


HONG KONG

January 1       March 21         May 12           October 1          December 26
February 6      March 24         June 9           October 7          December 31
February 7      April 4          July 1           December 24
February 8      May 1            September 15     December 25


JAPAN

January 1       February 11      May 6            October 13         December 31
January 2       March 20         July 21          November 3
January 3       April 29         September 15     November 24
January 14      May 5            September 23     December 23




NEW ZEALAND

January 1       March 24         December 25
January 2       April 25         December 26
February 6      June 2
March 21        October 27




SINGAPORE

January 1       May 1            December 8
February 7      May 19           December 25
February 8      October 1
March 21        October 28

REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2008). The longest redemption cycle for Pacific ETF Shares is a function of the longest redemption cycles among the markets whose stocks make up this Fund.

JAPAN

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/25/2008             1/2/2009                         T+8

In 2008, eight calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for Pacific ETF Shares.

VANGUARD EMERGING MARKETS ETF SHARES

REGULAR HOLIDAYS. The dates in the calendar year 2008 on which the regular holidays affect the relevant securities markets are as follows:


ARGENTINA

January 1       May 1            October 15
March 20        June 16          November 6
March 21        July 9           December 8
April 2         August 20        December 25




BRAZIL

January 1       March 21         July 9
January 25      April 21         November 20
February 4      May 1            December 25
February 5      May 22           December 31




CHILE

January 1       July 16          December 8
March 21        August 15        December 25
May 1           September 18     December 31
May 21          September 19


CHINA

January 1       February 11      May 2            September 15       November 11
January 2       February 12      May 12           October 1          November 27
January 3       February 18      May 26           October 2          December 25
January 21      March 21         June 9           October 3          December 26
February 6      March 24         July 1           October 6
February 7      April 4          July 4           October 7
February 8      May 1            September 1      October 13



COLOMBIA

January 1       May 1            June 30          November 3
January 7       May 5            August 7         November 17
March 20        May 26           August 18        December 8
March 21        June 2           October 13       December 25



CZECH REPUBLIC

January 1       October 28       December 26
March 24        November 17
May 1           December 24
May 8           December 25

EGYPT

January 2       April 27         October 1        December 9
January 7       April 28         October 2        December 29
January 9       May 1            December 7
March 20        July 23          December 8


HUNGARY

January 1       May 12           December 24
March 24        August 20        December 25
May 1           October 23       December 26
May 2           October 24


INDIA

March 6         April 14         July 1           September 30       October 30
March 20        April 18         August 15        October 2          November 13
March 21        May 1            August 19        October 9          December 9
April 1         May 19           September 3      October 28         December 25


INDONESIA

January 1       March 7          May 19           September 30       December 25
January 10      March 20         May 20           October 1          December 26
January 11      March 21         July 30          October 2          December 29
February 7      May 1            August 18        October 3
February 8      May 2            September 29     December 8


ISRAEL

March 21        June 8          September 30      October 13
April 20        June 9           October 1        October 14
May 7           August 10        October 8        October 21
May 8           September 29     October 9


MALAYSIA

January 1       February 8       September 1      December 8
January 10      March 20         October 1        December 25
February 1      May 1            October 2        December 29
February 7      May 19           October 27


MEXICO

January 1      March 21       December 12
February 4     May 1          December 25
March 17       September 16
March 20       November 17

PERU

January 1       July 28          December 25
March 20        July 29
March 21        October 8
May 1           December 8


PHILIPPINES

January 1       May 1            December 1
March 20        June 12          December 25
March 21        August 21        December 30
April 7         August 25        December 31


POLAND

January 1       May 22           December 25
March 21        August 15        December 26
March 24        November 11
May 1           December 24




RUSSIA

January 1       January 7        May 1            June 13
January 2       January 8        May 2            November 3
January 3       February 25      May 9            November 4
January 4       March 10         June 12




SOUTH AFRICA

January 1       May 1            December 25
March 21        June 16          December 26
March 24        September 24
April 28        December 16



SOUTH KOREA

January 1       April 9          June 6           December 25
February 6      May 1            August 15        December 31
February 7      May 5            September 15
February 8      May 12           October 3




TAIWAN

January 1       February 11      October 10
February 6      February 28
February 7      April 4
February 8      May 1

THAILAND

January 1       April 15         July 1           December 5
February 21     May 1            July 17          December 10
April 7         May 5            August 12        December 31
April 14        May 19           October 23


TURKEY

January 1       October 1        December 9
April 23        October 2        December 10
May 19          October 29       December 11
September 30    December 8


REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2008). The longest redemption cycle for Emerging Market ETF Shares is a function of the longest redemption cycles among the markets whose stocks make up this Fund.

CHINA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE        SETTLEMENT PERIOD
2/1/2008               2/13/2008                         T+12
9/26/2008              10/8/2008                         T+12




COLUMBIA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE        SETTLEMENT PERIOD
3/17/2008              3/25/2008                         T+8


CZECH REPUBLIC

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE        SETTLEMENT PERIOD
12/19/2008             12/29/2008                        T+10


HUNGARY

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE        SETTLEMENT PERIOD
12/19/2008             12/29/2008                        T+10


INDONESIA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE        SETTLEMENT PERIOD
9/24/2008              10/6/2008                         T+12
12/22/2008             12/30/2008                        T+8


MEXICO

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE        SETTLEMENT PERIOD
3/14/2008              3/24/2008                         T+10

PHILIPPINES

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/25/2008             1/2/2009                         T+8


POLAND

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/19/2008             12/29/2008                       T+10


SOUTH AFRICA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/14/2008              3/25/2008                        T+11
12/19/2008             12/29/2008                       T+10


TAIWAN

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
2/4/2008               2/12/2008                        T+8


TURKEY

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/4/2008              12/12/2008                       T+8

In 2008, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for Emerging Markets ETF Shares.

VANGUARD FTSE ALL-WORLD EX-US ETF SHARES

REGULAR HOLIDAYS. The dates in the calendar year 2008 on which the regular holidays affect the relevant securities markets are as follows:



ARGENTINA

January 1       May 1            October 15
March 20        June 16          November 6
March 21        July 9           December 8
April 2         August 20        December 25




AUSTRALIA

January 1       March 24         October 6
January 28      April 25         November 4
March 10        June 9           December 25
March 21        August 4         December 26

AUSTRIA

January 1       May 12           December 25
March 21        May 22           December 26
March 24        August 15        December 31
May 1           December 8



BELGIUM

January 1       December 25
March 21        December 26
March 24
May 1

BRAZIL

January 1       March 21         July 9
January 25      April 21         November 20
February 4      May 1            December 25
February 5      May 22           December 31




CANADA

January 1       July 1           December 25
February 18     August 4         December 26
March 21        September 1
May 19          October 13




CHILE

January 1       July 16          December 8
March 21        August 15        December 25
May 1           September 18     December 31
May 21          September 19



CHINA

January 1       February 11      May 2            September 15       November 11
January 2       February 12      May 12           October 1          November 27
January 3       February 18      May 26           October 2          December 25
January 21      March 21         June 9           October 3          December 26
February 6      March 24         July 1           October 6
February 7      April 4          July 4           October 7
February 8      May 1            September 1      October 13



COLOMBIA

January 1       May 1            June 30          November 3
January 7       May 5            August 7         November 17
March 20        May 26           August 18        December 8
March 21        June 2           October 13       December 25

CZECH REPUBLIC

January 1       October 28       December 26
March 24        November 17
May 1           December 24
May 8           December 25



DENMARK

January 1       April 18         December 24
March 20        May 1            December 25
March 21        May 12           December 26
March 24        June 5           December 31



EGYPT

January 2       April 27         October 1        December 9
January 7       April 28         October 2        December 29
January 9       May 1            December 7
March 20        July 23          December 8



FINLAND

January 1       June 20
March 21        December 24
March 24        December 25
May 1           December 26


FRANCE

January 1       December 25
March 21        December 26
March 24
May 1

GERMANY

January 1       May 12           December 31
March 21        December 24
March 24        December 25
May 1           December 26


GREECE

January 1       March 25         June 16          December 26
March 10        April 25         August 15
March 21        April 28         October 28
March 24        May 1            December 25



HONG KONG

January 1       March 21         May 12           October 1          December 26
February 6      March 24         June 9           October 7          December 31
February 7      April 4          July 1           December 24
February 8      May 1            September 15     December 25

HUNGARY

January 1       May 12           December 24
March 24        August 20        December 25
May 1           October 23       December 26
May 2           October 24


INDIA

March 6         April 14         July 1           September 30       October 30
March 20        April 18         August 15        October 2          November 13
March 21        May 1            August 19        October 9          December 9
April 1         May 19           September 3      October 28         December 25


INDONESIA

January 1       March 7          May 19           September 30       December 25
January 10      March 20         May 20           October 1          December 26
January 11      March 21         July 30          October 2          December 29
February 7      May 1            August 18        October 3
February 8      May 2            September 29     December 8


IRELAND

January 1       June 2
March 21        December 25
March 24        December 26
May 5

ISRAEL

March 21        June 8           September 30     October 13
April 20        June 9           October 1        October 14
May 7           August 10        October 8        October 21
May 8           September 29     October 9


ITALY

January 1       August 15        December 31
March 21        December 24
March 24        December 25
May 1           December 26


JAPAN

January 1       February 11      May 6            October 13         December 31
January 2       March 20         July 21          November 3
January 3       April 29         September 15     November 24
January 14      May 5            September 23     December 23

LUXEMBOURG

January 1       May 12           December 26
March 21        June 23
March 24        August 15
May 1           December 25



MALAYSIA

January 1       February 8       September 1      December 8
January 10      March 20         October 1        December 25
February 1      May 1            October 2        December 29
February 7      May 19           October 27




MEXICO

January 1       March 21         December 12
February 4      May 1            December 25
March 17        September 16
March 20        November 17




NETHERLANDS
January 1       December 25
March 21        December 26
March 24
May 1

NEW ZEALAND

January 1       March 24         December 25
January 2       April 25         December 26
February 6      June 2
March 21        October 27



NORWAY

January 1       May 1            December 26
March 20        May 12           December 31
March 21        December 24
March 24        December 25



PERU

January 1       July 28          December 25
March 20        July 29
March 21        October 8
May 1           December 8

PHILIPPINES

January 1       May 1            December 1
March 20        June 12          December 25
March 21        August 21        December 30
April 7         August 25        December 31




POLAND

January 1       May 22           December 25
March 21        August 15        December 26
March 24        November 11
May 1           December 24



PORTUGAL

January 1       December 25
March 21        December 26
March 24
May 1

RUSSIA

January 1       January 7        May 1            June 13
January 2       January 8        May 2            November 3
January 3       February 25      May 9            November 4
January 4       March 10         June 12




SINGAPORE

January 1       May 1            December 8
February 7      May 19           December 25
February 8      October 1
March 21        October 28




SOUTH AFRICA

January 1       May 1            December 25
March 21        June 16          December 26
March 24        September 24
April 28        December 16




SOUTH KOREA

January 1       April 9          June 6           December 25
February 6      May 1            August 15        December 31
February 7      May 5            September 15
February 8      May 12           October 3

SPAIN

January 1       December 25
March 21        December 26
March 24
May 1

SWEDEN

January 1       June 6           December 26
March 21        June 21          December 31
March 24        December 24
May 1           December 25



SWITZERLAND

January 1       May 1            December 26
January 2       May 12
March 21        August 1
March 24        December 25




TAIWAN

January 1       February 11      October 10
February 6      February 28
February 7      April 4
February 8      May 1




THAILAND

January 1       April 15         July 1           December 5
February 21     May 1            July 17          December 10
April 7         May 5            August 12        December 31
April 14        May 19           October 23




TURKEY

January 1       October 1        December 9
April 23        October 2        December 10
May 19          October 29       December 11
September 30    December 8



UNITED KINGDOM
January 1       May 26
March 21        August 25
March 24        December 25
May 5           December 26

REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2008). The longest redemption cycle for FTSE All-World ex-US ETF Shares is a function of the longest redemption cycles among the markets whose stocks make up this Fund.

CHINA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
2/1/2008               2/13/2008                        T+12
9/26/2008              10/8/2008                        T+12




COLUMBIA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8




CZECH REPUBLIC

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/19/2008             12/29/2008                       T+10


DENMARK

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8
12/19/2008             12/29/2008                       T+10




FINLAND

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8
12/19/2008             12/29/2008                       T+10


GREECE

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/18/2008              3/26/2008                        T+8



HUNGARY

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/19/2008             12/29/2008                       T+10


INDONESIA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
9/24/2008              10/6/2008                        T+12
12/22/2008             12/30/2008                       T+8

JAPAN

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/25/2008             1/2/2009                         T+8




MEXICO

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/14/2008              3/24/2008                        T+10




NORWAY

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/17/2008              3/25/2008                        T+8
12/19/2008             12/29/2008                       T+10




PHILIPPINES

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/25/2008             1/2/2009                         T+8




POLAND

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/19/2008             12/29/2008                       T+10




SOUTH AFRICA

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
3/14/2008              3/25/2008                        T+11
12/19/2008             12/29/2008                       T+10




SWEDEN

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/19/2008             12/29/2008                       T+10




TAIWAN

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
2/4/2008               2/12/2008                        T+8




TURKEY

REDEMPTION DATE        REDEMPTION SETTLEMENT DATE       SETTLEMENT PERIOD
12/4/2008              12/12/2008                       T+8

 In 2008, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for FTSE All-World ex-US ETF Shares.



                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2007, appearing in the Funds' 2007 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                                LEGAL DISCLAIMER


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

 FTSE/(R)/ IS A TRADEMARK OWNED BY THE LONDON STOCK EXCHANGE PLC AND THE FINANCIAL TIMES LIMITED AND IS USED BY FTSE INTERNATIONAL LIMITED UNDER LICENSE. ALL WORLD IS A TRADEMARK OF FTSE INTERNATIONAL LIMITED. THE FTSE ALL-WORLD EX US INDEX IS CALCULATED BY FTSE INTERNATIONAL LIMITED. FTSE INTERNATIONAL LIMITED DOES NOT SPONSOR, ENDORSE, OR PROMOTE THE FUND; IS NOT IN ANY WAY CONNECTED TO IT; AND DOES NOT ACCEPT ANY LIABILITY IN RELATION TO ITS ISSUE, OPERATION, AND TRADING.




























                                                                   SAI072 022008

                                     PART C

                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                               OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, is filed herewith.
(b) By-Laws, filed on February 27, 2007, Post-Effective No. 54, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders, Reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.

(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.

(e)    Underwriting Contracts, not applicable.

(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g)    Custodian Agreement for Brown Brothers Harriman & Co., is filed herewith.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, is filed herewith.

(i)    Legal Opinion, not applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12(b)-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, is filed herewith.

(o)    Reserved.
(p) Code of Ethics, for The Vanguard Group, Inc., filed on November 9, 2006, Post-Effective Amendment No. 52, is herby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION


The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 150 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.


Name                        Positions and Office with Underwriter                   Positions and Office with Funds
----                        -------------------------------------                   -------------------------------
R. Gregory Barton           Director and Senior Vice President                      None

John J. Brennan             Director                                                Trustee, Chairman, President, and Chief
                                                                                    Executive Officer
Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Director and Senior Vice President                      None

Michael S. Miller           Director and Managing Director                          None

Ralph K Packard             Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director and Senior Vice President                      Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer
Patti Colby                 Principal                                               None

Michael L. Kimmel           Secretary                                               None

Sean P. Hagerty             Principal                                               None

Jack T. Wagner              Assistant Treasurer                                     None

Jennifer M. Halliday        Assistant Treasurer                                     None

Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance officer



(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of the Registrant; 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 14th day of February, 2008.

                                VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

           SIGNATURE                         TITLE                       DATE
   --------------------------------------------------------------------------------

By:----------------------------President, Chairman, Chief           February 14, 2008
      /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
          (Heidi Stam)
        John J. Brennan*
By:----------------------------Trustee                              February 14, 2008
      /S/ CHARLES D. ELLIS
          (Heidi Stam)
       Charles D. Ellis*
By:----------------------------Trustee                              February 14, 2008
       /S/ EMERSON U. FULLWOOD
          (Heidi Stam)
        Emerson U. Fullwood*
By:----------------------------Trustee                              February 14, 2008
       /S/ RAJIV L. GUPTA
          (Heidi Stam)
        Rajiv L. Gupta*
By:----------------------------Trustee                              February 14, 2008
        /S/ AMY GUTMANN
          (Heidi Stam)
          Amy Gutmann*
By:----------------------------Trustee                              February 14, 2008
   /S/ JOANN HEFFERNAN HEISEN
          (Heidi Stam)
    JoAnn Heffernan Heisen*
By:----------------------------Trustee                              February 14, 2008
      /S/ ANDRE F. PEROLD
          (Heidi Stam)
        Andre F. Perold*
By:----------------------------Trustee                              February 14, 2008
   /S/ ALFRED M. RANKIN, JR.
          (Heidi Stam)
     Alfred M. Rankin, Jr.*
By:----------------------------Trustee                              February 14, 2008
     /S/ J. LAWRENCE WILSON
          (Heidi Stam)
      J. Lawrence Wilson*
By:----------------------------Treasurer and Principal              February 14, 2008
     /S/ THOMAS J. HIGGINS     Financial Office and Principal
          (Heidi Stam)         Accounting Officer
       Thomas J. Higgins*


*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601.
 Incorporated by Reference.

                               INDEX TO EXHIBITS

Articles of Incorporation, Amended and Restated Agreement and Declaration of
Trust. . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  Ex-99. A

Custodian Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99. G

Other Material Contracts, Amended and Restated Fund's Service Agreement Ex-99. H

Other Opinions, Consent of Independent Registered Public Accounting Firm Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . .  . . . . . . . Ex-99. N